                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement             [_] Confidential, for Use of the
                                                 Commission Only (as
[X] Definitive Proxy Statement                   permitted by Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                         Charter Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box)

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.(1)

        (1) Title of each class of securities to which transaction applies:


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        (2) Aggregate number of securities to which transaction applies:


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        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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        (4) Proposed maximum aggregate value of transaction:


            --------------------------------------------------------------------
        (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:


            --------------------------------------------------------------------
        (2) Form, Schedule or Registration Statement No.:


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        (3) Filing Party:


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        (4) Date Filed:


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



                                     [LOGO]
                          Charter Financial Corporation

March 22, 2002

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Charter Financial Corporation, the holding company for CharterBank, which will be held on April 24, 2002 at 2:00 p.m., Eastern time, at the CharterBank Training Center, 2900 20th Avenue, Valley, Alabama 36854.

     The attached Notice of Annual Meeting and proxy statement describe the formal business that we will transact at the annual meeting. In addition to the formal items of business, management will report on the operations and activities of Charter Financial Corporation and CharterBank, and you will have an opportunity to ask questions.

     The Board of Directors of Charter Financial Corporation has determined that an affirmative vote on each matter to be considered at the annual meeting is in the best interests of Charter Financial Corporation and its shareholders and unanimously recommends a vote "FOR" each of these matters.

     Please complete, sign and return the enclosed proxy card promptly, whether or not you plan to attend the annual meeting. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU CANNOT ATTEND.

     On behalf of the Board of Directors and the employees of Charter Financial Corporation and CharterBank, we thank you for your continued support and look forward to seeing you at the annual meeting.

Sincerely yours,

/s/ Robert L. Johnson

Robert L. Johnson
President and Chief Executive Officer

Main Office . 600 Third Avenue, West Point, Georgia 31833 . (706) 645-1391 .
                        (706) 64-FIRST . (800) 763-4444

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

               Date:     Wednesday, April 24, 2002
               Time:     2:00 p.m., Eastern time
               Place:    CharterBank Training Center
                         2900 20th Avenue
                         Valley, Alabama 36854

     At our 2002 annual meeting, we will ask you to:

     1. Elect the following individuals to serve as a director for a term of office stated next to the individual nominee's name:

          Nominees                               Term to Expire
          --------                               --------------
          Robert L. Johnson                      2005
          David Z. Cauble, III                   2005
          R. Terry Taunton                       2005

     2.   Adopt the Proposed Charter Financial Corporation 2001 Stock Option
          Plan.

     3. Adopt the Proposed Charter Financial Corporation 2001 Recognition and Retention Plan.

     4. Ratify the appointment of KPMG LLP as independent auditors of Charter Financial Corporation.

     5. Transact any other business as may properly come before the annual meeting.

     You may vote at the annual meeting if you were a shareholder of Charter Financial Corporation at the close of business on February 28, 2002, the record date.

                                             By Order of the Board of Directors,

                                             /s/ Robert L. Johnson

                                             Robert L. Johnson
                                             President and Chief Executive
                                                Officer

West Point, Georgia
March 22, 2002

--------------------------------------------------------------------------------
You are cordially invited to attend the annual meeting. It is important that your shares be represented regardless of the number of shares you own. The Board of Directors urges you to sign, date and mark the enclosed proxy card promptly and return it in the enclosed envelope. Returning the proxy card will not prevent you from voting in person if you attend the annual meeting.
--------------------------------------------------------------------------------

                                GENERAL INFORMATION

GENERAL

     Charter Financial Corporation is a federally-chartered corporation organized in 2001 and is registered as a savings and loan holding company with the Office of Thrift Supervision (the "OTS"). Charter Financial Corporation serves as the holding company for CharterBank. First Charter, MHC owns 80% of the outstanding shares of Charter Financial Corporation's common stock, which is quoted on the National Market of the Nasdaq Stock Market under the symbol "CHFN." As used in this proxy statement, "we", "us" and "our" refer to Charter Financial Corporation and/or its subsidiaries, depending on the context. The term "annual meeting," as used in this proxy statement, includes any adjournment or postponement of such meeting.

     We have sent you this proxy statement and enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the annual meeting. This proxy statement summarizes the information you will need to know to cast an informed vote at the annual meeting. You do not need to attend the annual meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card and your votes will be cast for you at the annual meeting. This process is described below in the section entitled "Voting Rights."

     We began mailing this proxy statement, the Notice of Annual Meeting and the enclosed proxy card on or about March 22, 2002 to all shareholders entitled to vote. If you owned common stock of Charter Financial Corporation at the close of business on February 28, 2002, the record date, you are entitled to vote at the annual meeting. On the record date, there were 19,822,405 shares of common stock outstanding.

QUORUM

     A quorum of shareholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of common stock entitled to vote are represented in person or by proxy at the annual meeting, a quorum will exist. We will include proxies marked as abstentions and broker non-votes to determine the number of shares present at the annual meeting.

VOTING RIGHTS

     You are entitled to one vote at the annual meeting for each share of the common stock of Charter Financial Corporation that you owned as of the record date at the close of business on February 28, 2002. The number of shares you own (and may vote) is listed at the top of the back of the proxy card.

     You may vote your shares at the annual meeting in person or by proxy. To vote in person, you must attend the annual meeting and obtain and submit a ballot, which we will provide to you at the annual meeting. To vote by proxy, you must complete, sign and return the enclosed proxy card. If you properly complete your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. IF YOU SIGN THE PROXY CARD BUT DO NOT MAKE SPECIFIC CHOICES, YOUR PROXY WILL VOTE YOUR SHARES "FOR" EACH OF THE PROPOSALS IDENTIFIED IN THE NOTICE OF ANNUAL MEETING.

     If any other matter is presented, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board of Directors determines. As of the date of this proxy statement, we know of no other matters that may be presented at the annual meeting, other than those listed in the Notice of Annual Meeting.

VOTE BY FIRST CHARTER, MHC

     First Charter, MHC owns 80% of the outstanding shares of Charter Financial Corporation's common stock. All shares of Charter Financial Corporation owned by First Charter, MHC will be voted in accordance with the instructions of the Board of Directors of First Charter, MHC. First Charter, MHC is expected to vote "for" each of the proposals identified in the Notice of Annual Meeting for which it is entitled to vote.

VOTE REQUIRED

Proposal 1: Election of   The nominees for director who receive the most votes
Directors                 will be elected. So, if you do not vote for a
                          nominee, or you indicate "withhold authority" for any nominee on your proxy card, your vote will not count
                          "for" or "against" the nominee. You may not vote your shares cumulatively for the election of directors.
                          Because First Charter, MHC owns more than 50% of
                          Charter Financial Corporation's outstanding shares, we expect that First Charter, MHC will control the outcome of the vote on this proposal.

Proposals 2 & 3: Adoption Approval of Proposal 2 and Proposal 3 requires the
of the 2001 Stock         affirmative vote of a majority of the outstanding
Option Plan and the 2001 shares of Charter Financial Corporation's common stock Recognition and Retention that is not held by First Charter, MHC. Under this
Plan                      standard, if you "abstain" from voting, it has the
                          same effect as if you voted "against" these proposals.

Proposal 4: Ratification  The affirmative vote of the holders of a majority of
of Independent Auditor    the shares of Charter Financial Corporation's common
                          stock represented in person or by proxy at the annual meeting and entitled to vote on the proposal is required to implement Proposal 4. Under this standard, shares as to which the "abstain" box has been selected on the proxy card will count as shares represented and entitled to vote and will be treated as votes against the proposal. Shares for which no vote is cast with respect to the proposal will be treated as shares that are not represented and will have no effect on the outcome of the vote. Because
                          First Charter, MHC owns more than 50% of Charter
                          Financial Corporation's outstanding shares, we expect that First Charter, MHC will control the outcome of the vote on this proposal.

EFFECT OF BROKER NON-VOTES

     If your broker holds shares that you own in "street name," the broker may vote your shares on the proposals listed above even if the broker does not receive instructions from you. If your broker does not vote on a proposal, this will constitute a "broker non-vote." Here is the effect of a "broker non-vote."

  . Proposal 1: Election of Directors. A broker non-vote would have no effect on the outcome of this proposal because only a plurality of votes cast is required to elect a director.
  . Proposals 2 & 3: Adoption of the 2001 Stock Option Plan and the 2001 Recognition and Retention Plan. A broker non-vote with respect to either of these proposals will be treated the same as a vote "against" the proposal.

  . Proposal 4: Ratification of Independent Auditor. A broker non-vote with respect to this proposal will be treated as shares that are not represented and will have no effect on the outcome of the vote.

CONFIDENTIAL VOTING POLICY

     Charter Financial Corporation maintains a policy of keeping shareholder votes confidential. We only let our Inspector of Elections and certain employees of our independent tabulating agent examine the voting materials. We will not disclose your vote to management unless it is necessary to meet legal requirements. Our independent tabulating agent will, however, forward any written comments that you may have to management.

REVOKING YOUR PROXY

     You may revoke your grant of proxy at any time before it is voted by:

     .  filing a written revocation of the proxy with our Corporate Secretary;
     . submitting a signed proxy card bearing a later date; or . attending and voting in person at the annual meeting, but you also must file a written revocation with the Secretary of the annual meeting prior to the voting.

     IF YOUR SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR SHAREHOLDER OF RECORD TO VOTE PERSONALLY AT THE ANNUAL MEETING. Examples of such documentation include a broker's statement, letter or other document that will confirm your ownership of shares of Charter Financial Corporation.

SOLICITATION OF PROXIES

     Charter Financial Corporation will pay the costs of soliciting proxies from its shareholders. Directors, officers or employees of Charter Financial Corporation and CharterBank may solicit proxies by mail, telephone and other forms of communication. Charter Financial Corporation has also hired Georgeson Shareholder Communications to assist in the solicitation of proxies for a fee of $5,000, plus reimbursement of out of pocket expenses.

     We will also reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Our directors, officers and employees will be granted stock options under the Charter Financial Corporation 2001 Stock Option Plan and restricted stock awards under the Charter Financial Corporation 2001 Recognition and Retention Plan, being presented for shareholder approval in Proposal 2 and Proposal 3, respectively. As a result, our directors, officers and employees have a personal interest in the outcome of the vote on those Proposals.

OBTAINING AN ANNUAL REPORT ON FORM 10-K

     If you would like a copy of our Annual Report on Form 10-K and audited financials for the fiscal year ended September 30, 2001, filed with the Securities and Exchange Commission ("SEC") on December 31, 2001, we will send you one (without exhibits) free of charge. Please write to Bonnie F. Bonner, Assistant Corporate Secretary, Charter Financial Corporation, P.O. Box 472, West Point, Georgia 31833.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS OF CHARTER FINANCIAL CORPORATION.

     The following table contains common stock ownership information for persons known to Charter Financial Corporation to "beneficially own" 5% or more of Charter Financial Corporation's common stock as of December 31, 2001. In general, beneficial ownership includes those shares that a person has the power to vote, sell or otherwise dispose of. Beneficial ownership also includes that number of shares which an individual has the right to acquire within 60 days (such as stock options) of the date this table was prepared. Two or more persons may be considered the beneficial owner of the same shares. Charter Financial Corporation obtained the information provided in the following table from filings with the SEC and from Charter Financial Corporation.

                       Name and Address of    Amount and Nature of
  Title of Class       Beneficial Owner        Beneficial Ownership   Percent
------------------- ----------------------   ----------------------- ----------
Common Stock        First Charter, MHC            15,857,924             80%
                    600 Third Avenue
                    West Point, Georgia
                    31833

SECURITY OWNERSHIP OF MANAGEMENT.

     The following table shows the number of shares of Charter Financial Corporation's common stock beneficially owned by each director, and all directors and executive officers of Charter Financial Corporation as a group, as of December 31, 2001. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock listed next to his or her name. "Voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose or direct the disposition of shares.

                                 Position with Charter      Amount and Nature of       Percent of Common
         Name                          Financial            Beneficial Ownership/(1)/ Stock Outstanding/(2)/
--------------------------    ---------------------------   -----------------------   ----------------------
David Z. Cauble, III          Director                               11,000/(3)/              *
Jane W. Darden                Director                               15,000/(4)/              *
William B. Hudson             Director                               10,000                   *
John W. Johnson, Jr.          Chairman of the Board and              50,000/(5)/              *
                              Director
Robert L. Johnson             President, Chief Executive             42,500/(6)/              *
                              Officer, and Director
Thomas M. Lane                Director                               10,000/(7)/              *
R. Terry Taunton              Director                               10,000/(8)/              *
Lee Washam                    Executive Vice President-              32,500/(9)/              *
                              CharterBank
Curtis R. Kollar              Chief Financial Officer                50,000/(10)/             *
Other Executive Officers and                                        322,158/(11)/             *
ESOP
All Executive Officers                                              553,158/(11)/           2.8%
and Directors as a Group
(10 Persons)

_________________

*       Less than one percent of the total outstanding shares of common stock.

/(1)/ See "Principal Shareholders of Charter Financial Corporation" for definition of "beneficial ownership."
/(2)/ Based on a total of 19,822,405 shares of Charter Financial Corporation's common stock outstanding as of December 31, 2001.
/(3)/   Includes 1,000 shares jointly held in connection with Mr. Cauble's son.
/(4)/   Includes 5,000 shares held directly by Ms. Darden's spouse.
/(5)/   These shares are held in Mr. Johnson's Individual Retirement Account.
/(6)/ Includes 7,500 shares held in Mr. Johnson's Individual Retirement Account, 7,500 shares held by Mr. Johnson's 401(k) account, and 2,500 shares held in his spouse's Individual Retirement Account.
/(7)/   These shares are held jointly with Mr. Lane's spouse.
/(8)/ Includes 2,401 shares jointly held with Mr. Taunton's spouse, 6,085 held in Mr. Taunton's Individual Retirement Account, and 1,514 shares held in Mr. Taunton's spouse's Individual Retirement Account.
/(9)/   Includes 11,000 shares held in Mr. Washam's Individual Retirement
        Account.
/(10)/ Includes 13,800 shares held in Mr. Kollar's 401(k) and 7,200 shares in Mr. Kollar's Individual Retirement Accounts.
/(11)/ The figures shown for each of the executive officers named in the table do not include 317,158 shares held in trust pursuant to the ESOP that have not been allocated as of December 31, 2001 to any individual's account and as to which each of the executive officers named in the table share voting powers with the other ESOP participants. The figure shown for Other Executives Executive Officers and ESOP and for all directors and executive officers as a group includes 317,158 as to which members of CharterBank's Compensation Committee (consisting of Messrs. Hudson, Taunton, Lane, Cauble and Ms. Darden) may be deemed to have sole investment power, except in limited circumstances, thereby causing each such member to be deemed a beneficial owner of such shares. Each of the members of the Compensation Committee disclaims beneficial ownership of such shares and, accordingly, such shares are not attributed to the members of the Compensation Committee individually. See "Benefit Plans-Employee Stock Ownership Plan".

                  DISCUSSION OF PROPOSALS RECOMMENDED BY BOARD

        -----------------------------------------------------------------

                                 PROPOSAL 1

                           ELECTION OF DIRECTORS

        -----------------------------------------------------------------

General

        Nominees                        Term to Expire
        --------                        --------------
        Robert L. Johnson               2005
        David Z. Cauble, IIII           2005
        R. Terry Taunton                2005

     All three nominees are currently serving on Charter Financial Corporation's Board of Directors. If you elect all the nominees listed above, they will hold office until the annual meeting in 2005 or until their successors have been elected and qualified.

     We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board. If for any reason these nominees prove unable or unwilling to stand for election, the Board will nominate alternates or reduce the size of the Board of Directors to eliminate the vacancy. The Board has no reason to believe that its nominees would prove unable to serve if elected.

-------------------------------------------------------------------------------
The Board of Directors unanimously recommends a vote "for" all of the nominees for election as directors.
-------------------------------------------------------------------------------

NOMINEES AND CONTINUING DIRECTORS

                                   Term                 Position(s) Held with                 Director
      Nominees          Age/(1)/  Expires           Charter Financial Corporation             Since/(2)/
--------------------   --------- --------  ------------------------------------------------  -----------
Robert L. Johnson         48       2002    President, Chief Executive Officer and Director     1986

David Z. Cauble, III      49       2002                        Director                        1996

R. Terry Taunton          52       2002                        Director                        1977

                                  Term                  Position(s) Held with                Director
  Continuing Directors  Age/(1)/ Expires            Charter Financial Corporation            Since/(2)/
--------------------   --------  --------  ------------------------------------------------  ----------
John W. Johnson, Jr.      81       2004           Chairman of the Board and Director           1954

Jane W. Darden            51       2003                        Director                        1988

William B. Hudson         72       2004                        Director                        1975

Thomas M. Lane            47       2003                        Director                        1996

__________________
/(1)/  At November 30, 2001.
/(2)/  Includes terms served on the Board of Directors of CharterBank.

BIOGRAPHICAL INFORMATION

     The principal occupation and business experience of each nominee for election as director and each continuing director are set forth below.

NOMINEES

     ROBERT L. JOHNSON. Mr. Johnson has been the President and Chief Executive Officer of Charter Financial Corporation since its inception in 2001 and President and Chief Executive Officer of CharterBank since 1996. Prior to that time, he served as Financial Analyst, then Senior Vice President and Chief Financial Officer. He began continuous service with CharterBank in 1984. Mr. Johnson has an undergraduate degree from Vanderbilt University and a Master's Degree in Business Administration with a concentration in Finance from the University of Alabama. He is a graduate of the Graduate School of Community Bank Management. He is also currently on the boards of Chattahoochee Valley Hospital Society and is Chairman of The Charter Foundation. Mr. Johnson is also affiliated with the West Point Rotary Club. Mr. Johnson is the son of John W. Johnson, Jr.

     DAVID Z. CAUBLE, III. Mr. Cauble is self-employed as a food service consultant and investor. He was the Owner and President of Vend-All Company in LaGrange, Georgia, until its sale in 1996. Mr. Cauble graduated from Washington & Lee University. Other affiliations of Mr. Cauble include:
Chairman of Cobb Foundation, Young Presidents' Organization and First United Methodist Church Foundation.

     R. TERRY TAUNTON. Mr. Taunton is a self-employed owner of Taunton-Emfinger, Inc., a paint, hardware and building supplies business. He is also the President of Taunton-Johnson Corporation, a real estate development corporation established in 1973. Mr. Taunton graduated from Auburn University with a degree in Business Administration.

CONTINUING DIRECTORS

     JOHN W. JOHNSON, JR. Mr. Johnson is the founder of CharterBank and has served as Chairman of the Board of CharterBank since 1954 and of Charter Financial Corporation since its inception in 2001. Mr. Johnson also served as the President of CharterBank from 1954 to 1996. He practiced law in Lanett, Alabama, for over 50 years and served in the Alabama State Senate from 1950 to 1954. Mr. Johnson graduated from the University of Alabama and the University of Alabama School of Law and also served as First Lieutenant in the U.S. Army during World War II. Mr. Johnson is the father of Robert L. Johnson.

     JANE W. DARDEN. Ms. Darden is a homemaker and part-time bookkeeper. She was formerly employed in the banking field for 5 years. She has a B.A. in Psychology from Converse College and she also serves on the Staff-Parish Relations Committee at West Point Methodist Church.

     WILLIAM B. HUDSON. Mr. Hudson is an Account Executive for the Robinson Humphrey N/C Salomon Smith Barney. He has been employed in the brokerage business for the past 37 years. Mr. Hudson graduated from the University of Georgia with a degree in business with Postgraduate studies at Auburn University.

     THOMAS M. LANE. Mr. Lane has been the Senior Vice President and Treasurer of West Point Stevens, Inc. since March 2000 and previously served as its Treasurer from 1997 to 1999. Prior to that time, he served as Controller of Budgets and Analysis for West Point Pepperell, the predecessor of West Point Stevens, Inc. He has been continuously employed in various financial and accounting positions with West Point Stevens and its predecessor companies since June 1976. Mr. Lane received his B.S. in Business Administration from Auburn University in 1976. He currently serves on the board of directors for Charter Foundation and the Chattahoochee Valley Hospital Society and is a former director of Junior Achievement.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     CURTIS R. KOLLAR. Mr. Kollar, 49, is a Certified Public Accountant (CPA) and Certified Management Accountant (CMA). He has been the Vice President & Treasurer of CharterBank since 1991 and was named Chief Financial Officer of Charter Financial Corporation in October of 2001 and of CharterBank in January of 2001. He has an undergraduate degree from Ohio Wesleyan and an MS in Accounting from Syracuse University. He is a graduate of the Graduate School of Community Bank Management. Mr. Kollar has 16 years experience in the banking field. Current affiliations of Mr. Kollar include: West Point Rotary Club.

     WILLIAM C. GLADDEN. Mr. Gladden, 49, has been the Vice President and Secretary of Charter Financial Corporation since October 2001 and of CharterBank since 1991. He was also a Director of Charter Federal Savings and Loan from 1988 to 1990. He was the Manager of Telecommunications for West Point Pepperell from 1984 to 1990. Mr. Gladden is a graduate of the National School of Banking and has a B.S. in Management from Georgia Tech, 1976. Current affiliations of Mr. Gladden include: Chambers County Library Board, Troup-Chambers Habitat for Humanity, and West Point Rotary Club. He currently serves on the board of directors for Charter Foundation.

     LEE WASHAM. Mr. Washam, 39, has been a Vice President and Senior Credit Officer of CharterBank since April 2000 and was named Executive Vice President in January of 2001. Mr. Washam is the former Executive Vice President of First Flag Bank, LaGrange, Georgia, and has over 17 years of banking experience. Mr. Washam received his B.S. in Business Administration from LaGrange College in 1983 and is a 1995 graduate of The Graduate School of Banking at Louisiana State University. Mr.

Washam's current affiliations include: LaGrange Noon Lions Club, the Georgia Community Bankers Association, Highland Country Club, and New Community Church.

     INFORMATION ABOUT THE BOARD OF DIRECTORS AND MANAGEMENT

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     Charter Financial Corporation's Board of Directors currently consists of seven members. The Board of Directors oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board of Directors does not involve itself in the day-to-day operations of Charter Financial Corporation. Charter Financial Corporation's executive officers and management oversee our day-to-day operations. Our directors fulfill their duties and responsibilities by attending regular meetings of the board which are held on a monthly basis. Our directors also discuss business and other matters with the Chairman, other key executives and our principal external advisers (legal counsel, auditors, financial advisors and other consultants).

     Because Charter Financial Corporation was not formed until October 16, 2001, its Board of Directors did not meet during the fiscal year ended September 30, 2001. The Board of Directors of CharterBank held 18 meetings during the fiscal year ended September 30, 2001. Each incumbent director attended at least 75% of the meetings of the Board of Directors, plus meetings of committees on which that particular director served during this period.

COMMITTEES OF THE BOARD

     The Board of Directors of Charter Financial Corporation has established the following committees:

Executive                 The Executive Committee exercises the powers of the
Committee                 Board of Directors between board meetings. Directors
                          Taunton, Robert L. Johnson and any other outside director currently serve as members of the committee.
                          John W. Johnson, Jr. serves as an ex officio member of the Executive Committee. Mr. Taunton is the Chairperson of the committee. The Executive Committee of CharterBank met 12 times during the 2001 fiscal year.

Audit Committee           The Audit Committee reviews the annual audit
                          prepared by the independent accountants, recommends the appointment of accountants and review the work of the internal auditors. The Audit Committee consists of Directors Darden, Hudson, Taunton, Lane and Cauble, with Ms. Darden serving as Chairperson.
                          The Audit Committee of CharterBank met three times in the 2001 fiscal year.

Personnel and             The Personnel and Compensation Committee provides
Compensation              advice and recommendation to the Board of Directors
Committee                 in the areas of employee salaries and benefit
                          programs. Directors Hudson, Darden, Taunton, Lane and
                          Cauble currently serve on the committee. Mr. Hudson is the Chairperson of the committee. The Personnel and Compensation Committee of CharterBank met four times in the 2001 fiscal year.

AUDIT COMMITTEE REPORT

     The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

     During the 2001 fiscal year, the Audit Committee of CharterBank's Board of Directors held three meetings to discuss matters consistent with its duties. The Audit Committee's membership was comprised of Directors Darden, Hudson, Taunton, Lane and Cauble, with Ms. Darden serving as Chairperson.

     Each member of Charter Financial Corporation's Audit Committee is independent as defined under the National Association of Securities Dealers' listing standards. Charter Financial Corporation's Audit Committee operates under a written charter approved by the Board, a copy of which is attached as Appendix A to this proxy statement.
----------

     Charter Financial Corporation's Audit Committee assists the Board by overseeing the audit coverage and monitoring the accounting, financial reporting, data processing, regulatory and internal control environments. The primary duties and responsibilities of the Audit Committee are to: (1) serve as an independent and objective party to monitor Charter Financial Corporation's financial reporting process and internal control systems; (2) review and appraise the audit efforts of Charter Financial Corporation's independent auditors and internal audit department; (3) review Charter Financial Corporation's quarterly financial performance, as well as its compliance with laws and regulations; (4) oversee management's establishment and enforcement of financial policies; and (5) provide an open avenue of communication among the independent auditors, financial and senior management, the internal audit department, and the Board.

     Charter Financial Corporation's Audit Committee has reviewed and discussed the audited financial statements of Charter Financial Corporation for the fiscal year ended September 30, 2001 with management and KPMG LLP, Charter Financial Corporation's independent auditors. Charter Financial Corporation's Audit Committee has discussed the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committee) with KPMG LLP.

     During the fiscal year ended September 30, 2001, CharterBank retained and paid KPMG LLP to provide audit and other services as follows:

Audit Fees                                                              $  185,000
Technology Fees                                                                  -
All Other Fees (primarily initial public offering and tax matters)      $  358,750

     Charter Financial Corporation's Audit Committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (entitled "Independence Discussions with Audit Committees"), has discussed the independence of KPMG LLP and considered whether the provision of non-audit services by KPMG LLP is compatible with maintaining the auditor's independence.

     Based on the review and discussions noted above, Charter Financial Corporation's Audit Committee recommended to the Board that Charter Financial Corporation's audited financial statements be included in the company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001, as filed with the SEC on December 31, 2001.

     A representative of KPMG LLP is expected to be present at the annual meeting to respond to appropriate questions and will have the opportunity to make a statement if she or he so desires. Charter Financial Corporation's Audit Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors, and the Board concurred in such recommendation.

                                            Charter Financial Corporation
                                            Audit Committee
                                            Jane W. Darden, Chairperson
                                            William B. Hudson
                                            R. Terry Taunton
                                            Thomas M. Lane
                                            David Z. Cauble, III

DIRECTOR COMPENSATION

     Meeting Fees. Charter Financial Corporation pays its directors an annual retainer of $2,000 and an attendance fee of $100 for each Board meeting attended if the meeting is held in conjunction with another meeting of CharterBank, Charter Financial Corporation or First Charter, MHC or $200 per meeting if the meeting stands alone. In addition, Charter Financial Corporation maintains an Executive Committee, an Audit Committee and a Personnel and Compensation Committee and pays an attendance fee of $100 or $200 per meeting to directors depending upon whether the meeting is in conjunction with another meeting or stands alone.

     CharterBank pays each director an annual retainer of $8,000, plus $500 for each Board meeting attended. CharterBank maintains five standing committees. The Chairman of the Board of Directors and each committee chairperson receives an annual chairmanship retainer of $1,000. Committee attendance fees are paid to directors equal to $100 per meeting attended if the meeting is held in conjunction with another Board or committee meeting or $200 if the meeting stands alone. CharterBank paid Board and Committee fees totaling $129,971 to its directors for the fiscal year ended September 30, 2001.

     First Charter, MHC meets at least quarterly and pays its directors a fee of $500 per meeting attended.

EXECUTIVE OFFICER COMPENSATION

     The report of Charter Financial Corporation's Compensation Committee included in this section are provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, the report is not to be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the 1934 Securities Exchange Act of 1934, as amended.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.

     The Personnel and Compensation Committee is composed of Directors Hudson, Darden, Taunton, Lane and Cauble, with Mr. Hudson serving as Chairperson. None of the members of the Committee were officers or employees of Charter Financial Corporation or its subsidiaries during the 2001 fiscal year or in prior years.

     On October 16, 2001, Charter Financial Corporation became the holding company for CharterBank upon completion of CharterBank's reorganization into a two-tiered mutual holding company structure. The Personnel and Compensation Committee provides advice and recommendations to the

Board of Directors in the areas of employee salaries and benefit programs. Compensation of the President and Chief Executive Officer and other executive officers for the fiscal year ended September 30, 2001 was paid by CharterBank and determined by the Board of Directors of CharterBank upon the recommendation of the Personnel and Compensation Committee.

     The Committee reviews the compensation and benefits programs for all executive officers on an annual basis. Recommendations and rationale of CharterBank's President and Chief Executive Officer are taken into consideration during such review. The President and Chief Executive Officer did not participate in the Committee's decision regarding his own compensation review and recommendation.

     The Committee strives to provide a compensation program that assures both the motivation and retention of the executive officers, proper alignment with the financial interests of Charter Financial Corporation's stockholders, and competitiveness with the external marketplace. To this end, the Committee reviewed the compensation practices of a peer group of companies with similar size and business mix to that of CharterBank in order to develop recommendations for CharterBank's executive officers.

     CharterBank's compensation program for executive officers consists of: base salary, and short-term and long-term incentive awards.

    Base Salaries. Salary levels recommended by the Committee are intended to be competitive with salary levels of the companies in CharterBank's peer group, commensurate with the executive officers' respective duties and responsibilities, and to reflect the financial performance of CharterBank. After a comprehensive review, base salaries for the fiscal year ended September 30, 2001 were increased 25.5% on average for the covered executive officers, a level deemed appropriate using the above criteria.

     Incentive Compensation Plan. CharterBank maintains an incentive compensation plan with short-term and long-term components. The short term component includes all employees not covered by another incentive compensation plan. A target bonus award has been set for each employee expressed in a cash amount, which varies based on the employee's salary grade in CharterBank's salary grade system. During the first quarter of 2001, the Board of Directors set Balanced Scorecard goals, which include credit, marketing productivity as well as financial targets for achievement under the plan. The short-term incentive also consists of individual and business line components. Attainment of these components as well as the corporate goals represented by the Balanced Scorecard determines the payout for each individual covered by the Incentive Compensation Plan. CharterBank typically pays these bonuses in cash shortly after the end of the fiscal year, but payment may be deferred to a later date at the election of the participant. The long-term incentive component is a phantom stock appreciation type plan which rewards improvement in CharterBank's equity over a three year period. All CharterBank officers participate in the Long-Term Incentive Plan.

     President and Chief Executive Officer. The Personnel and Compensation Committee recognizes the significant additional efforts required of the President and Chief Executive Officer and other executive officers in bringing about CharterBank's successful two-tiered mutual holding company reorganization and CharterBank's initial public offering. The Committee developed the following recommendations for Mr. Robert L. Johnson's compensation in 2001 as President and Chief Executive Officer: (1) Mr. Robert Johnson's base salary was increased to $183,000, representing a 35.5% increase from 2000, and (2) under the criteria of the short-term incentive component, the Committee awarded the President and Chief Executive Officer a bonus in the amount of $69,415.

                                            CharterBank
                                            Compensation Committee
                                            William B. Hudson, Chairperson
                                            Jane W. Darden
                                            R. Terry Taunton
                                            Thomas M. Lane
                                            David Z. Cauble, III

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

     During the fiscal year ended September 30, 2001, the Personnel and Compensation Committee consisted of Directors Hudson, Darden, Taunton, Lane and Cauble, with Mr. Hudson serving as Chairperson. During fiscal 2001, there were no interlocks between members of the compensation committee or executive officers of Charter Financial Corporation and corporations with respect to which such persons are affiliated.

PERFORMANCE GRAPH

     A performance graph is not included due to the fact that the reorganization took place on October 16, 2001, and therefore no data is available at September 30, 2001.

SUMMARY COMPENSATION TABLE

     Summary Compensation Table. The following table provides information about the compensation paid to our President and Chief Executive Officer and to the other most highly compensated executive officers whose annual salary and bonus for fiscal years 2001 or 2000 was at least $100,000.

                                                                   Annual Compensation
                                                    -------------------------------------------------------
                                                                                Other Annual                   All Other
          Name and                                                              Compensation       LTIP      Compensation
      Principal Position               Year         Salary          Bonus          (a)            Payouts        (b)
---------------------------------    --------   -------------   -------------  --------------  ------------  -------------

John W. Johnson, Jr.,
  Chairman......................       2001      $  130,164      $  34,873         -            $  44,030     $  6,160
                                       2000      $  120,000      $  38,380         -            $  46,313     $  5,410

Robert L. Johnson, President
  and Chief Executive Officer...       2001      $  173,357      $  69,415         -            $  67,281     $  6,742
                                       2000      $  135,000      $  47,629         -            $  46,313     $  5,515

Lee Washam, Executive Vice
  President-CharterBank........        2001      $ 104,427       $  31,791         -            $   3,208     $  3,698
                                       2000      $  34,462(c)    $  17,376(c)      -                   -             -

Curtis R. Kollar, Chief
  Financial Officer.............       2001      $  85,423       $  20,577         -            $  27,294     $  4,880
                                       2000      $  72,896       $  17,376         -            $  20,097     $  2,802

-----------------------

(a) CharterBank provides its executive officers with non-cash benefits and perquisites, such as the use of employer-owned or leased automobiles. Management of CharterBank believes that the aggregate value of these benefits for 2001 and 2000 did not, in the case of any executive officer, exceed $50,000 or 10% of the aggregate salary and annual bonus reported for him or her in the Summary Compensation Table.

(b) Includes the following components for fiscal 2001 and 2000: (1) employer matching contributions to the CharterBank 401(k) Plan: Mr. John Johnson, $5,250 and 4,537; Mr. Robert Johnson, $5,250 and $4,978, Mr. Lee Washam, $3,654 and $0; and Mr. Curtis Kollar, $4,694 and $2,538; and (2) dollar value of premium payments for life insurance coverage provided by
     CharterBank: Mr. John Johnson, $618 and $873; Mr. Robert Johnson, $265 and $383, Mr. Lee Washam, $0 and $44; and Mr. Curtis R Kollar, $186 and $264.

(c) Includes amounts paid to Mr. Washam for his service from April 13, 2000 to September 30, 2000.

EMPLOYMENT AGREEMENTS

     Charter Financial Corporation and CharterBank intend to enter into parallel employment agreements with Mr. Robert Johnson to secure his services as President and Chief Executive Officer. The employment agreements will have a fixed term of three years beginning as of October 16, 2001, the effective date of the reorganization, and may be renewed annually after a review of the executive's performance. These agreements provide for a minimum annual salary of $183,000, discretionary cash bonuses, and participation on generally applicable terms and conditions in other compensation and fringe benefit plans. The agreements also guarantee customary corporate indemnification and errors and omissions insurance coverage throughout the employment term and for six years after termination.

     Charter Financial Corporation and CharterBank may terminate the executive's employment, and the executive may resign, at any time with or without cause. However, in the event of termination during the term without cause, Charter Financial Corporation and CharterBank will owe the executive severance benefits generally equal to the value of the cash compensation and fringe benefits that the executive would have received if he had continued working for an additional three years, but not to exceed three times the executive's average annual compensation for the five years preceding the year in which his employment terminates. The same severance benefits would be payable if the executive resigns during the term following:

  .  a loss of title, office, or membership on the board of directors;
  . material reduction in duties, functions or responsibilities; involuntary relocation of the executive's principal place of employment to a location over 35 miles in distance from CharterBank's principal office in West Point, Georgia and over 35 miles from the executive's principal residence; or
  . other material breach of contract by Charter Financial Corporation or CharterBank which is not cured within 30 days.

The employment agreements also provide uninsured death and disability benefits.

CHANGE OF CONTROL AGREEMENTS

     CharterBank intends to enter into a two-year change of control agreement with Bonnie F. Bonner and one-year change of control agreements with Curtis R. Kollar, William C. Gladden, and Lee Washam. These agreements will be guaranteed by Charter Financial Corporation. The term of these agreements is perpetual until CharterBank gives notice of non-extension, at which time the term is fixed for two years in the case of the two year agreements and one year in the case of the one-year agreements.

     Generally, CharterBank may terminate the employment of any officer covered by these agreements, with or without cause, at any time prior to a change of control without obligation for severance benefits. However, if CharterBank or Charter Financial Corporation signs a merger or other business combination agreement, or if a third party makes a tender offer or initiates a proxy contest, it could not terminate an officer's employment without cause without liability for severance benefits. The severance benefits would generally be equal to the value of the cash compensation and fringe benefits that the officer would have received if he or she had continued working for an additional two years in the case of officers with a two-year agreement, and one year in the case of officers with a one-year agreement. CharterBank would pay the same severance benefits if the officer resigns after a change of control following a loss of title, office or membership on the board of directors, material reduction in duties, functions or responsibilities, involuntary relocation of his or her principal place of employment to a location over 35 miles from CharterBank's principal office on the day before the change of control and over 35 miles from the officer's principal residence or other material breach of contract which is not cured within 30 days. These agreements also provide uninsured death and disability benefits.

BENEFIT PLANS

     401(k) Plan. CharterBank has adopted the 401(k) Plan, a tax-qualified defined contribution plan, for substantially all employees of CharterBank who have completed at least three months of service. Eligible employees may contribute from 1% to 8% of annual compensation to the plan on a pre-tax basis each year, subject to limitations of the Internal Revenue Code (for 2001 the limit was $10,500). Under the 401(k) Plan, CharterBank made a matching contribution equal to 50% of the first 8% of compensation deferred by the participant. Effective January 1, 2002 CharterBank does not make any matching contributions.

     The 401(k) plan has an individual account for each participant's contributions and allows each participant to direct the investment of his or her account. Participants were allowed to purchase Charter Financial Corporation common stock issued in the reorganization. Participants direct the voting of shares purchased for their plan accounts.

     Employee Stock Ownership Plan. This plan is a tax-qualified plan that covers substantially all employees who have at least one year of service to CharterBank. The plan took effect at the completion of the reorganization on October 16, 2001. Charter Financial Corporation lent the ESOP money to purchase 8% of the shares sold in the initial offering to persons other than First Charter, MHC, or 317,158 shares.

     Although contributions to this plan are discretionary, CharterBank intends to contribute enough money each year to make the required principal and interest payments on the loan from Charter Financial Corporation. This loan is for a term of 30 years and calls for level annual payments of principal and interest. The plan pledges the shares it purchases as collateral for the loan and holds them in a suspense account.

     The plan will not distribute the pledged shares right away. Instead, it will release a portion of the pledged shares annually. Assuming the plan repays its loan as scheduled over a 30-year term, we expect that 1/30th of the shares will be released annually in years 2001 through 2031. Although the repayment period of the ESOP loan is scheduled over a 30-year term, we anticipate that we may prepay a portion of the principal which would trigger the release of additional ESOP shares. The plan will allocate the shares released each year among the accounts of participants in proportion to their compensation for the year. For example, if a participant's compensation for a year represents 1% of the total compensation of all participants for the year, the plan would allocate to that participant 1% of the shares released for the year. Participants direct the voting of shares allocated to their accounts. Shares in the suspense account will usually be voted in a way that mirrors the votes which participants cast for shares in their individual accounts.

     This plan may purchase additional shares in the future, and may do so using borrowed funds, cash dividends, periodic employer contributions or other cash flow.

     Benefit Restoration Plan. CharterBank has also established the Benefit Restoration Plan in order to provide restorative payments to selected executives who are prevented from receiving the full benefits contemplated by the ESOP's benefit formula and the full matching contribution under the 401(k) Plan. Currently, only the President and Chief Executive Officer has been selected for participation. The restorative payments consist of payments in lieu of shares that cannot be allocated to the participant's account under the ESOP and payments for employer matching contributions that cannot be allocated under the 401(k) Plan due to the legal limitations imposed on tax-qualified plans. Also, in the case of a participant who retires before the repayment in full of the ESOP's loan, the restorative payments include a payment in lieu of the shares that would have been allocated if employment had continued through the full term of the loan.

     Incentive Compensation Program. CharterBank maintains an incentive compensation plan for employees to earn bonuses based on the achievement of objective, pre-established performance goals. The first part of the plan consists of a short-term incentive program which rewards short-term performance based on the achievement of key operating goals. All noncommissioned employees who are not covered under another incentive compensation plan are eligible to participate. These short-term incentive payments are made either quarterly or annually depending on the employee's job description. The second feature of the incentive compensation plan is a long-term incentive compensation plan for certain officers of CharterBank. This long-term incentive plan grants "phantom stock" units to selected employees. Each unit represents a dollar amount that will be paid under a formula at the end of a three year period. In general, a participant whose employment terminates prior to the payout of the units will forfeit his or her shares. In the case of normal or early retirement, as defined under the plan, stock units will be valued at the quarter end following retirement and paid out within 90 days, if the employee has been employed with CharterBank for more than 5 years and is age 55 or older or if the employee has become permanently disabled. In the event of death, stock units will be valued at the quarter end following death and paid to the employee's estate within 90 days. Finally, under a change in control, all participants become fully vested.

     Mutual Fund Option Plan. CharterBank maintains the CharterBank Mutual Fund Option Plan under which certain key employees and directors of CharterBank may be granted options to purchase shares of selected mutual funds at a reduced price. Under this plan, a plan participant may elect to reduce the compensation which would otherwise be received by him during the plan year.
The amount of a participant's compensation reduction is converted by means of a formula into an option to purchase selected mutual fund shares at a discounted exercise price. The formula provides that the number of shares subject to each participant compensation reduction option shall be the amount of the compensation reduction divided by 75% of the fair market value of the shares at the time of grant. The exercise price of the compensation reduction options is 25% of the greater of the fair market value at the time of exercise or the time of grant. CharterBank will pay each participant a dividend equivalent payment equal in value to the after-tax net value of dividends or distributions made on the mutual fund shares subject to the options.

     The plan also allows discretionary grants by CharterBank to eligible employees and directors, the exercise price, vesting, exercise period and other terms of which are determined by the committee under the plan. Upon a change of control (as defined in the plan) all such options vest. Unless otherwise determined in the option agreement, all options granted under the plan are not exercisable until both (1) one year has elapsed since the date of the option grant and (2) the options have vested. This plan does not require CharterBank to purchase any mutual fund shares subject to these options until the options are exercised.

LIMITATIONS ON FEDERAL TAX DEDUCTIONS FOR EXECUTIVE OFFICER COMPENSATION

     As a private entity, CharterBank had been subject to federal tax rules which permitted it to claim a federal income tax deduction for a reasonable allowance for salaries or other compensation for personal services actually rendered. Because CharterBank is now a subsidiary of a public company, federal tax laws may limit this deduction in future years to $1 million each tax year for each executive officer named in the summary compensation table in Charter Financial Corporation's proxy statement for that year. This limit will not apply to non-taxable compensation under various broad-based retirement and fringe benefit plans, to compensation that is "qualified performance-based compensation" under applicable law or to compensation that is paid in satisfaction of commitments that arose before the conversion. Charter Financial Corporation and CharterBank expect that the Personnel and Compensation Committee will take this deduction limitation into account with other relevant factors in establishing future compensation levels of their executive officers and in setting the terms of compensation programs. Currently, none of our executives officers receive annual compensation expected to exceed this limit. However, there is no assurance that all compensation paid to our executive officers will be deductible for federal income tax purposes. To the extent that compensation paid to any executive officer is not deductible, the net after-tax cost of providing the compensation will be higher and the net after-tax earnings of Charter Financial Corporation and CharterBank will be reduced.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

     CharterBank makes loans to its directors and executive officers and offers discounted loans to all of its employees through an employee loan program. At September 30, 2001, loans to executive officers, directors and their associates totaled $445,574. These loans do not involve more than the normal risk of collectability or present other unfavorable features.

     CharterBank's general counsel is the law firm of Johnson, Caldwell & McCoy. Curt M. Johnson, the brother of Robert L. Johnson and the son of John
W. Johnson, Jr., is a partner of this law firm. The firm represents CharterBank in real estate and commercial loan closings and other matters, wherein CharterBank's borrower typically pays the legal fees and expenses. CharterBank directly paid the law firm $93,178 for the year ended September 30, 2001. Borrowers of CharterBank paid additional fees related to loan closings to the law firm.

     CharterBank leases its Shawmut branch, which is located at 3500 20th Avenue, Valley, Alabama, from the Taunton-Johnson Corporation in which Robert
L. Johnson and R. Terry Taunton own a minority interest. Director Taunton also serves as the President of the Taunton-Johnson Corporation. CharterBank paid Taunton-Johnson Corporation $53,028 for the year ended September 30, 2001 for the lease of the Shawmut Branch.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Charter Financial Corporation's directors and executive officers, and persons who own more than 10% of Charter Financial Corporation's common stock, to report to the SEC their initial ownership of Charter Financial Corporation's common stock and any subsequent changes in that ownership. Specific due dates for these reports have been established by the SEC and Charter Financial Corporation is required to disclose in this proxy statement any late filings or failures to file.

     Based solely on its review of the copies of such reports furnished to Charter Financial Corporation and written representations that no other reports were required during the fiscal year ended September 30, 2001, all Section 16(a) filing requirements applicable to Charter Financial Corporation's executive officers and directors during fiscal 2001 were met.

       _________________________________________________________________

                                 PROPOSAL 2

                      ADOPTION OF THE CHARTER FINANCIAL
                      CORPORATION 2001 STOCK OPTION PLAN
       _________________________________________________________________

GENERAL PLAN INFORMATION

     The Board of Directors of Charter Financial Corporation has adopted the Charter Financial Corporation 2001 Stock Option Plan, subject to approval by a majority of Charter Financial Corporation's outstanding shares of common stock that are not owned by First Charter, MHC. Provided below is a summary of our reasons for adopting this plan and seeking the approval of our shareholders. The following summary is qualified in its entirety by the full text of the plan document. The plan document is included at the end of this Proxy Statement as Appendix B and is incorporated by reference into
                   ----------
this proposal.

WHY WE ARE ASKING FOR SHAREHOLDER APPROVAL

     We are asking for shareholders to approve the Charter Financial Corporation 2001 Stock Option Plan so that we will be able to grant stock options to our directors and officers. Most of the companies with which we compete for directors and management-level employees are public companies that offer stock options as part of their director and officer compensation packages. By approving this plan, our shareholders will enable us to offer a more competitive compensation package in attracting and retaining highly qualified directors and officers. In addition, the value of the stock options that we would grant under this plan relates directly to the market price of our common stock. Adding stock options to our compensation packages would link the financial interest of our directors and officers with the financial interest of our shareholders.

IF WE DO NOT RECEIVE SHAREHOLDER APPROVAL, WE WILL NOT IMPLEMENT THE PLAN

     Applicable federal banking regulations did not permit us to implement a stock option plan during the first six months after the completion of the two-tiered mutual holding company reorganization and our initial public offering. These regulations permit us to implement a stock option plan after six months and before the first anniversary of these events only if we obtain the approval of the holders of a majority of our shares of common stock that are not owned by First Charter, MHC. If we do not receive this approval, it will not be possible for us to grant stock options. In this event, we expect that the Board will consider substituting other forms of compensation to assure that our compensation packages for officers and directors are competitive with those of other publicly traded financial services companies in our market area.

PURPOSE OF THE OPTION PLAN

     The purpose of the option plan is to promote growth and profitability to Charter Financial Corporation and its shareholders, to provide certain key officers, directors and employees of Charter Financial Corporation and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Charter Financial Corporation.

DESCRIPTION OF THE PLAN

     Administration. The plan will be administered by an administrative committee consisting of all directors or, if designated by the Board, a committee of outside directors who are "disinterested directors" under the federal tax and securities laws. In general, disinterested directors are directors who (1) are not, and never were, executive officers or employees of Charter Financial Corporation or CharterBank; and (2) do not receive material compensation from Charter Financial Corporation or CharterBank except for service as a director. The administrative committee must have at least two members and has broad discretionary powers.

     Stock Subject to the 2001 Stock Option Plan. Charter Financial Corporation has reserved 396,448 shares of common stock of Charter Financial Corporation for issuance upon the exercise of options under the plan. Such shares may be authorized and unissued shares or shares previously issued that Charter Financial Corporation has reacquired. Any shares subject to grants under the option plan which expire or are terminated, forfeited or canceled without having been exercised or vested in full, shall be available for new option grants. As of December 31, 2001, the aggregate fair market value of the shares reserved for issuance under the plan was $6,937,840 based on the latest closing sales price per share of common stock of $17.50 on The Nasdaq Stock Market on December 31, 2001, the last trading day during calendar year 2001.

     Eligibility. The administrative committee for the plan may select people who receive stock option grants. Any employee of Charter Financial Corporation, CharterBank or any affiliate approved by the Board of Directors may be selected to receive option grants. As of the date of this proxy statement, the administrative committee had not selected the employees and directors who will be eligible to receive option grants.

     Terms and Conditions of Options. The administrative committee sets the terms and conditions of the stock options that it grants. In setting terms and conditions, it must observe the following restrictions:

  . It may not grant options to purchase more than 99,112 shares to any one employee. In addition, it may not grant options to purchase more than 19,822 shares to any one non-employee director or options to purchase more than 118,934 shares of Charter Financial Corporation's common stock to all outside directors in the aggregate.
  . It may not grant a stock option with a purchase price that is less than the fair market value of a share of Charter Financial Corporation's common stock on the date it grants the stock option.
  . It may not grant a stock option with a term that is longer than ten years. . Unless we obtain stockholder approval for Article IX, it may not grant options that become exercisable more rapidly than at the rate of 20% per year measured from the date we receive shareholder approval for the plan, with acceleration permitted only in case of death or disability.
  . It may not grant options with an effective date that is before the date that we receive shareholder approval for the plan.

The committee may grant incentive stock options that qualify for special federal income tax treatment or non-qualified stock options that do not qualify for special federal income tax treatment. Incentive stock options are subject to certain additional restrictions under the Internal Revenue Code and the plan.

     Upon the exercise of an option, the exercise price of the option must be paid in full. Payment may be made in cash, common stock of Charter Financial Corporation already owned by the option holder, shares to be acquired by the option holder upon exercise of the option or in such other consideration as the administrative committee authorizes. Options may be transferred prior to exercise only to certain family members, certain non-profit organizations and on the death of the option holder.

     Mergers and Reorganizations; Adjustments for Stock Dividends. The number of shares available under the plan, the maximum limits on option grants to individual officers and directors and to non-employee directors in the aggregate and the number of shares subject to outstanding options will be adjusted to reflect any merger, consolidation or business reorganization in which Charter Financial Corporation is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and Charter Financial Corporation is not the surviving entity, outstanding options may be canceled upon 30 days' written notice to the option holder so long as the option holder receives payment determined by Charter Financial Corporation's Board of Directors to be of a value equivalent to the value of the canceled options.

TERMINATION OR AMENDMENT OF THE OPTION PLAN

     This plan will be in effect for a ten-year period that will begin on the date of shareholder approval and will end on the tenth anniversary of the date of shareholder approval. The Board of Directors may suspend or terminate the plan before then. It may also amend this plan at any time and in any respect. Any amendment that would change the class of eligible employees, increase the number of stock options that may be granted to any person or in total or reduce the minimum option price must first be approved by our shareholders.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting Charter Financial Corporation and recipients of stock option grants under the plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

     Federal Tax Consequences for Option Recipients Incentive stock options will not create federal income tax consequences when they are granted. If they are exercised during employment or within three months after termination of employment, the exercise will not result in income that may increase taxable income, but will create an item of adjustment that may affect liability for alternative minimum tax. When the shares acquired on exercise of an incentive stock option are sold, the seller must pay federal income taxes on the amount by which the sales price exceeds the purchase price. This amount will be taxed at capital gains rates if the sale occurs at least two years after the option was granted and at least one year after the option was exercised. Otherwise, it is taxed as ordinary income.

     Incentive stock options that are exercised more than one year after termination of employment due to death or disability or three months after termination of employment for other reasons are treated as non-qualified stock options. Non-qualified stock options will not create federal income tax consequences when they are granted. When they are exercised, federal income taxes at ordinary income tax rates must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder sells shares acquired by exercising non-qualified stock option, he or she must pay federal income taxes on the amount by which the sales price exceeds the purchase price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option. A cash payment under the plan's change of control provisions is taxed as if it were the exercise of a non-qualified stock option followed immediately by a resale of the stock acquired by exercising the option.

     Federal Tax Consequences for Charter Financial Corporation. When a non-qualified stock option is exercised, Charter Financial Corporation may be allowed a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income. When an incentive stock option is exercised, there is no tax deduction unless the shares acquired are resold sooner than two years after the option was granted or one year after the option was exercised. A cash payment under the plan's change of control provisions is deductible as if it were the exercise of a non-qualified stock option. The Internal Revenue Code places an annual limit of $1 million each on the tax deduction which we may claim in any fiscal year for the compensation of our Chief Executive Officer and for the compensation of our four next most highly compensated executive officers whose salary and bonus for the fiscal year in question equals or exceeds $100,000. There is an exception to this limit for so-called "qualified performance-based compensation." We have designed this plan with the intention that the stock options that we grant will constitute qualified performance-based compensation. As a result, we do not believe that this limit will impair our ability to claim federal income tax deductions that are otherwise available when an option holder exercises a non-qualified stock option. No executive of Charter Financial Corporation or CharterBank currently receives compensation that would be rendered nondeductible by this limitation.

     The preceding statements summarize the general principles of current federal income tax law applicable to options that may be granted under the plan. State and local tax consequences may also be significant.

-------------------------------------------------------------------------------
The Board of Directors unanimously recommends a vote "for" the adoption of the Charter Financial Corporation 2001 Stock Option Plan.
-------------------------------------------------------------------------------

         --------------------------------------------------------------

                                   PROPOSAL 3

                  ADOPTION OF THE CHARTER FINANCIAL CORPORATION
                       2001 RECOGNITION AND RETENTION PLAN

         --------------------------------------------------------------

GENERAL PLAN INFORMATION

     The Board of Directors of Charter Financial Corporation has adopted the Charter Financial Corporation 2001 Recognition and Retention Plan, subject to approval by a majority of Charter Financial Corporation's outstanding shares of common stock that are not owned by First Charter MHC. Provided below is a summary of our reasons for adopting this plan and seeking the approval of our shareholders. The following summary is qualified in its entirety by the full text of the plan document. The plan document is included at the end of this Proxy Statement as Appendix C and is incorporated by reference into this
                   ----------
proposal.

WHY WE ARE ASKING FOR SHAREHOLDER APPROVAL

     We are asking for shareholders to approve the Charter Financial Corporation 2001 Recognition and Retention Plan so that we will be able to grant stock awards to certain key officers, employees and directors. Most of the companies with which we compete for directors and management-level employees are public companies that offer stock awards as part of their director and officer compensation packages. By approving this plan, our shareholders will enable us to offer a more competitive compensation package in attracting and retaining highly qualified directors, officers and employees. In addition, the value of the stock awards that we would grant under this plan relates directly to the market price of our common stock. Adding stock awards to our compensation packages would link the financial interest of our directors, officers and employees with the financial interest of our shareholders.

IF WE DO NOT RECEIVE SHAREHOLDER APPROVAL, WE WILL NOT IMPLEMENT THE PLAN

     Applicable federal banking regulations did not permit us to implement a stock option plan during the first six months after the completion of the two-tiered mutual holding company reorganization and our initial public offering. These regulations permit us to implement a stock award plan after six months and before the first anniversary of these events only if we obtain the approval of the holders of a majority of our shares of common stock that are not owned by First Charter, MHC. If we do not receive this approval, it will not be possible for us to grant stock awards. In this event, we expect that the Board will consider substituting other forms of compensation to assure that our compensation packages for officers, directors and employees are competitive with those of other publicly traded financial services companies in our market area.

PURPOSE OF THE RECOGNITION AND RETENTION PLAN

     The purpose of the plan is to promote the growth and profitability of Charter Financial Corporation and its shareholders, to provide certain key officers, employees and directors of Charter Financial Corporation and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Charter Financial Corporation.

DESCRIPTION OF THE RECOGNITION AND RETENTION PLAN

     Administration. The plan will be administered by an administrative committee consisting of all members of the Board of Directors or, if designated by the Board, a committee of outside directors who are "disinterested directors" under the federal tax and securities laws. In general, disinterested directors are directors who (1) are not, and never were, officers or employees of Charter Financial Corporation or CharterBank; and (2) do not receive material compensation from Charter Financial Corporation or CharterBank except for service as a director. The administrative committee must have at least two members and has broad discretionary powers.

     Stock Subject to the Recognition and Retention Plan. Charter Financial Corporation will establish a trust and will contribute certain amounts of money or property to be determined by the Board of Directors, in its discretion. No contributions by participants will be permitted. The trustee will invest the assets of the trust primarily in the shares of our common stock that will be used to make restricted stock awards. It is currently anticipated that the fund will purchase common stock on the open market or in private transactions. The trust will not purchase previously authorized but unissued shares from Charter Financial Corporation. The trust is not authorized to purchase more than 158,579 shares of common stock of Charter Financial Corporation and cannot purchase more than this number. As of December 31, 2001, the aggregate fair market value of the shares to be purchased under this plan was $2,775,132.50 based on the closing sales price per share of Charter Financial Corporation's common stock of $17.50 on The Nasdaq Stock Market on December 31, 2001, the last trading day during calendar year 2001.

     Eligibility. The administrative committee for the plan selects the people who receive restricted stock awards under the plan. Any employee of Charter Financial Corporation, CharterBank or any affiliate approved by the Board of Directors may be selected to receive stock awards. As of the date of this proxy statement, the administrative committee had not selected the employees and directors who will receive stock awards.

     Terms and Conditions of Awards. The administrative committee may, in its discretion, grant awards of restricted stock to eligible individuals, up to a maximum of 158,579 shares. The administrative committee will determine at the time of the grant the number of shares of common stock subject to an award, the vesting schedule applicable to the award and may, in its discretion, establish other terms and conditions applicable to the award. In setting terms and conditions, it must observe the following restrictions:

   . It may not grant restricted stock awards for more than 39,644 shares of Charter Financial Corporation's common stock to any one officer or employee, more than 7,928 shares of common stock to any one non-employee director or more than 47,573 shares of common stock to all non-employee directors in the aggregate.
   . It may not grant restricted stock awards that vest more rapidly than at the rate of 20% per year measured from the date we receive shareholder approval for the plan, with acceleration permitted only in cases of death or disability.
   . It may not grant restricted stock awards with an effective date that is before the date that we receive shareholder approval for the plan.

As a general rule, shares of our common stock that are subject to a restricted stock award are held in trust for the benefit of the award recipient until vested and, when vested, are transferred from the fund to the award recipient. While the shares are held in the fund, the award recipient receives dividends and exercises voting rights. In the alternative, the administrative committee may authorize the immediate distribution of the restricted shares to the award recipient in the form of a stock certificate bearing a legend containing the applicable vesting restrictions.

     Mergers and Reorganizations. The number of shares available under the plan, the maximum limits on awards to individual officers and directors and to non-employee directors in the aggregate, and any outstanding awards will be adjusted to reflect any merger, consolidation or business reorganization in which Charter Financial Corporation is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and Charter Financial Corporation is not the surviving entity, the funding agent will hold any money, stock, securities or other property received in the fund, and adjust any award by allocating such money, stock, securities or other property to the individual eligible for the award.

TERMINATION OR AMENDMENT

     The Board of Charter Financial Corporation has the authority to suspend or terminate the plan in whole or in part at any time by giving written notice to the administrative committee, but the plan may not be terminated while there are outstanding awards that may vest in the future. Upon the termination of the plan, the trustee will make distributions from the trust as directed by the administrative committee and will return any remaining assets of the trust to Charter Financial Corporation.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting Charter Financial Corporation and recipients of awards that may be granted under the plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The plan is not a qualified plan under
Section 401(a) of the Internal Revenue Code.

     The stock awards under the plan do not result in federal income tax consequences to either Charter Financial Corporation or the award recipient. As a general rule, once the award is vested and the shares subject to the award are distributed, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date. Charter Financial Corporation will generally be allowed to claim a deduction, for compensation expense, in a like amount. If dividends are paid on unvested shares held under the plan, such dividend amounts will also be included in the ordinary income of the recipient. Charter Financial Corporation will be allowed to claim a deduction for compensation expense for this amount as well.

     Section 162(m) of the Internal Revenue Code limits Charter Financial Corporation 's deductions for compensation in excess of $1 million per year for the chief executive officer and the four other most highly paid executives named in its proxy statement. Compensation amounts resulting from restricted stock awards will be subject to this deduction limitation if this amount of the restricted stock awards plus other compensation of the executive that is subject to the limit exceeds $1 million. No executive of Charter Financial Corporation currently receives compensation subject to this limitation. We expect that the administrative committee will take these deduction limits into account in setting the size and the terms and conditions of restricted stock awards. However, the administrative committee may decide to grant restricted stock awards all or a portion of which will exceed the deduction limit.

     The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards that may be granted under the plan. State and local tax consequences may also be significant.

-------------------------------------------------------------------------------
The Board of Directors unanimously recommends a vote "for" the adoption of the Charter Financial Corporation 2001 Recognition and Retention Plan.
-------------------------------------------------------------------------------

         --------------------------------------------------------------

                                   PROPOSAL 4

                         RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         --------------------------------------------------------------

     The Board of Directors has appointed KPMG LLP to act as the independent public accountants for Charter Financial Corporation for the fiscal year ending September 30, 2002, and we are asking shareholders to ratify the appointment.

     Representatives of KPMG LLP are expected to be present at the annual meeting to answer questions concerning the financial statements and to make a statement at the meeting.

     A majority of the votes cast at the annual meeting is required for ratification.

-------------------------------------------------------------------------------
The Board of Directors unanimously recommends a vote "for" the ratification of the appointment of KPMG LLP as independent public accountants for Charter Financial Corporation.
-------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

INFORMATION ABOUT SHAREHOLDER PROPOSALS

     If you wish to submit proposals to be included in our proxy statement for the 2003 annual meeting of Charter Financial Corporation shareholders, we must receive them on or before November 25, 2002, pursuant to the proxy soliciting regulations of the SEC. Nothing in this paragraph shall be deemed to require Charter Financial Corporation to include in its proxy statement and proxy card for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to 17 C.F.R. [sect][sect].240.14a-8 of the Rules and Regulations promulgated by the SEC under the Exchange Act.

     In addition, under Charter Financial Corporation's bylaws, if you wish to nominate a director or bring other business before an annual meeting:

   . You must be a shareholder of record and have given timely notice in writing to the Secretary of Charter Financial Corporation; and . Your notice must contain specific information required in our bylaws.

                                            By Order of the Board of Directors,

                                            /s/ William C. Gladden

                                            William C. Gladden
                                            Corporate Secretary

West Point, Georgia
March 22, 2002

-------------------------------------------------------------------------------
To assure that your shares are represented at the annual meeting, please complete, sign, date and promptly return the accompanying proxy card in the postage-paid envelope provided.
-------------------------------------------------------------------------------

                                   APPENDIX A
                                   ----------

                          AUDIT COMMITTEE CHARTER OF
                        CHARTER FINANCIAL CORPORATION

Objective
---------

     The objective of an Audit Committee ("Committee") is to assist the Directors in fulfilling their fiduciary responsibilities. The Committee in this document refers to the Audit Committees of Charter Financial Corporation and CharterBank. Members of the Committee should evaluate both Charter Financial Corporation and CharterBank's compliance with laws, regulations, policies, plans, procedures, ethical standards and public responsibilities. The Committee should determine that Charter Financial Corporation and CharterBank have adequate administrative, operating and internal accounting controls. In addition, the Committee should seek to give assurance regarding the integrity of financial and other data based on Charter Financial Corporation and CharterBank activities.

Responsibilities
----------------

The Committee is responsible for:

     . Selecting, evaluating and replacing the independent auditor jointly with the Board of Directors.
     . Obtaining a formal written statement concerning the independence of the independent auditor.
     . Serving as the primary communication channel between the internal and external auditors and Board of Directors.
     . Approving the selection and participating in the compensation and performance evaluation of the internal auditor. Evaluations should be based on audit reports submitted and on discussions with management and the external auditors.
     . Reviewing and approving annual audit plans of the internal and external auditors and determining that no restrictions are imposed upon audit scope.
     . Assuring that the independent auditors have free access to the Committee, without the presence of management, to discuss the results of their audits. The independent auditor is ultimately accountable to the Committee and Board of Directors.
     . Consulting quarterly with the independent public accountant, reviewing the quarterly press release, the Quarterly Reports on Form 10-Q and the Annual Report on Form 10-K, as appropriate.
     . Assessing the impact on the Charter Financial Corporation and CharterBank of new accounting principles or policies promulgated by the accounting profession or proposed by Charter Financial Corporation or CharterBank personnel.
     . Reviewing published Charter Financial Corporation and CharterBank financial statements and the annual reports for accuracy, timeliness and appropriate disclosure.
     . Reviewing the adequacy and effectiveness of key accounting and financial policies.
     .    Following-up on corrective actions taken to strengthen internal control.
     . Coordinating the investigation of conflicts of interest and unethical conduct.
     . Reviewing and approving the extent of non-audit services provided by the independent auditors.
     . Evaluating management's response to audit findings and reports of examinations conducted by external auditors and regulatory authorities.
     .    Monitoring the accomplishments of audit goals and objectives.
     . Ascertaining that appropriate policy and procedures manuals are in being, and in use.
     .    Ascertaining the sufficiency of budget funds for the audit function.
     . Conducting an annual review of the Committee charter and recommending revision, as necessary.

The above responsibilities of the Committee will be discharged through review of audit reports and discussions with the internal and external auditor and Charter Financial Corporation and CharterBank management.

Committee Membership
--------------------

     The Committee shall consist of at least three "independent" Directors elected annually by the Board of Directors. An 'independent" Director is defined as an individual who (a) is not an officer or salaried employee of Charter Financial Corporation or CharterBank within the three years preceding service on the Committee, (b) is not an attorney who receives any fee or compensation from Charter Financial Corporation or CharterBank, (c) does not have any relationship that, in the opinion of the Board of Directors, would interfere with his or her exercise of independent judgment as a Committee member and (d) meets the Nasdaq Stock Market's definition of independent director. Additionally, Committee members should have few or no ties to Charter Financial Corporation or CharterBank other than through their duties as Board members. In selecting the members of Committee, the Board of Directors will take into account the requirements imposed by, and the interpretations of, the applicable federal and state banking regulators.

     At least one member of the Committee shall have accounting or financial management expertise. Each Committee member must be able to read and understand financial statements, including a balance sheet, income statement and cash flow statement, or become so able within a reasonable period after joining the Committee. The Committee, with the assistance of the independent public auditors, shall develop and implement a skill enhancement plan and assess member contribution and performance.

     The members of the Committee shall be designated by the full Board of Directors at each annual meeting of the Board. The Board shall designate one member of the Committee to serve as Chairperson.

Committee Meetings
------------------

     The Committee shall meet at least quarterly, including an executive session with the internal and external auditor and otherwise as needed. Written minutes should be prepared for each meeting.

                                                                     Appendix B
-------------------------------------------------------------------------------

                          CHARTER FINANCIAL CORPORATION

                             2001 STOCK OPTION PLAN

                          ----------------------------

                         Effective as of April 24, 2002

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

                                    ARTICLE I

                                     PURPOSE

Section 1.1   General Purpose of the Plan...................................B-5

                                   ARTICLE II

                                   DEFINITIONS

Section 2.1   Bank..........................................................B-5
Section 2.2   Board.........................................................B-5
Section 2.3   Change in Control.............................................B-5
Section 2.4   Code..........................................................B-7
Section 2.5   Committee.....................................................B-7
Section 2.6   Company.......................................................B-7
Section 2.7   Disability....................................................B-7
Section 2.8   Disinterested Board Member....................................B-7
Section 2.9   Effective Date................................................B-7
Section 2.10  Eligible Director.............................................B-7
Section 2.11  Eligible Employee.............................................B-7
Section 2.12  Employer......................................................B-8
Section 2.13  Exchange Act..................................................B-8
Section 2.14  Exercise Price................................................B-8
Section 2.15  Fair Market Value.............................................B-8
Section 2.16  Family Member.................................................B-8
Section 2.17  FDIC Regulations..............................................B-8
Section 2.18  Incentive Stock Option........................................B-8
Section 2.19  Non-Profit Organization.......................................B-8
Section 2.20  Non-Qualified Stock Option....................................B-9
Section 2.21  Option........................................................B-9
Section 2.22  Option Period.................................................B-9
Section 2.23  Person........................................................B-9
Section 2.24  Plan..........................................................B-9
Section 2.25  Retirement....................................................B-9
Section 2.26  Share.........................................................B-9
Section 2.27  Termination for Cause.........................................B-9

                                   ARTICLE III

                                AVAILABLE SHARES

Section 3.1   Available Shares.............................................B-10

                                                                            Page
                                                                            ----

                                   ARTICLE IV

                                 ADMINISTRATION

Section 4.1   Committee.....................................................B-11
Section 4.2   Committee Action..............................................B-11
Section 4.3   Committee Responsibilities....................................B-11

                                    ARTICLE V

                               STOCK OPTION GRANTS

Section 5.1   Grant of Options..............................................B-12
Section 5.2   Size of Option................................................B-12
Section 5.3   Exercise Price................................................B-12
Section 5.4   Option Period.................................................B-13
Section 5.5   Required Regulatory Provisions................................B-13
Section 5.6   Additional Restrictions on Incentive Stock Options............B-15

                                   ARTICLE VI

                              OPTIONS -- IN GENERAL

Section 6.1   Method of Exercise............................................B-16
Section 6.2   Limitations on Options........................................B-17

                                   ARTICLE VII

                            AMENDMENT AND TERMINATION

Section 7.1   Termination...................................................B-18
Section 7.2   Amendment.....................................................B-18
Section 7.3   Adjustments in the Event of a Business Reorganization.........B-18

                                  ARTICLE VIII

                                  MISCELLANEOUS

Section 8.1   Status as an Employee Benefit Plan............................B-19
Section 8.2   No Right to Continued Employment..............................B-19
Section 8.3   Construction of Language......................................B-19
Section 8.4   Governing Law.................................................B-19
Section 8.5   Headings......................................................B-20

                                                                            Page
                                                                            ----

Section 8.6   Non-Alienation of Benefits....................................B-20
Section 8.7   Taxes.........................................................B-20
Section 8.8   Notices.......................................................B-20
Section 8.9   Required Regulatory Provisions................................B-21
Section 8.10  Approval of Shareholders......................................B-21

                                   ARTICLE IX

          ADDITIONAL PROVISIONS SUBJECT TO FURTHER SHAREHOLDER APPROVAL

Section 9.1   Accelerated Vesting Upon Retirement or Change of Control......B-21
Section 9.2   Discretion to Establish Vesting Schedules.....................B-21
Section 9.3   No Effect Prior to Shareholder Approval.......................B-21

                  CHARTER FINANCIAL CORPORATION 2001 STOCK OPTION PLAN
                  ----------------------------------------------------

                                    ARTICLE I
                                    ---------

                                     PURPOSE
                                     -------

                  Section 1.1       General Purpose of the Plan.
                                    ----------------------------

                  The purpose of the Plan is to promote the growth and profitability of Charter Financial Corporation, to provide eligible directors, certain key officers and employees of Charter Financial Corporation and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Charter Financial Corporation.


                                   ARTICLE II
                                   ----------

                                   DEFINITIONS
                                   -----------

                  The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

                  Section 2.1 Bank means CharterBank and any successor thereto.
                              ----

                  Section 2.2 Board means the board of directors of the Company.
                              -----

                  Section 2.3 Change in Control means any of the following
                              -----------------
                              events:

                  (a) the consummation of a reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction following which:

                           (i) at least 51% of the equity ownership interests of
                  the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act")) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

                           (ii) at least 51% of the securities entitled to vote
                  generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

                  (b) the acquisition of all or substantially all of the assetsx of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert;

                  (c)     a complete liquidation or dissolution of the Company;

                  (d) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of the Company do not belong to any of the following groups:

                          (i) individuals who were members of the Board of Directors of the Company on the Effective Date; or

                          (ii) individuals who first became members of the Board of Directors of the Company after the Effective Date either:

                                  (A) upon election to serve as a member of the Board of Directors of the Company by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

                                  (B)     upon election by the shareholders of
                           the Company to serve as a member of such board, but only if nominated for election by affirmative vote of three-quarters of the members of the Board of Directors of the Company, or of a nominating committee thereof, in office at the time of such first nomination;

                  provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of Directors of the Company; provided, however, that this section 2.3(d) shall only apply if the Company is not majority owned by First Charter, MHC; or

                  (e) approval by the stockholders of the Company of any agreement, plan or arrangement for the consummation of a transaction which, if consummated, would result in the occurrence of an event described in section 2.3(a), (b), (c) or (d); or

                  (f)     any event which would be described in section 2.3(a),
         (b), (c), (d) or (e) if the term "Bank" were substituted for the terms "Company" therein.

In no event, however, shall a Change of Control be deemed to have occurred as a result of (i) any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them or (ii) the conversion of First Charter, MHC to a stock form company and the issuance of additional Shares of the Company in connection therewith. For purposes of this section 2.3, the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

                  Section 2.4     Code means the Internal Revenue Code of 1986
                                  ----
(including the corresponding provisions of any succeeding law).

                  Section 2.5     Committee means the Committee described in
                                  ---------
section 4.1.

                  Section 2.6     Company means Charter Financial Corporation,
                                  -------
a corporation organized and existing under the laws of the State of Georgia, and any successor thereto.

                  Section 2.7     Disability means a condition of total
                                  ----------
incapacity, mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

                  Section 2.8     Disinterested Board Member means a member of
                                  --------------------------
the Board who (a) is not a current employee of the Company or a subsidiary,
(b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director except in an amount for which disclosure would not be required pursuant to Item 404(a) of the proxy solicitation rules of the Securities and Exchange Commission and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code and Rule 16b-3 promulgated under the Exchange Act.

                  Section 2.9     Effective Date means the date on which the
                                  --------------
Bank converts from a mutual bank to a stock bank (the "Reorganization") if permitted by OTS Regulations, otherwise on April 24, 2002.

                  Section 2.10    Eligible Director means a member of the
                                  -----------------
board of directors of an Employer who is not also an employee or an officer of any Employer.

                  Section 2.11    Eligible Employee means any employee whom
                                  -----------------
the Committee may determine to be a key officer or employee of an Employer and select to receive a grant of an Option pursuant to the Plan.

                  Section 2.12    Employer means the Company, the Bank and any
                                  --------
successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employer or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

                  Section 2.13    Exchange Act means the Securities Exchange
                                  ------------
Act of 1934, as amended.

                  Section 2.14    Exercise Price means the price per Share at
                                  --------------
which Shares subject to an Option may be purchased upon exercise of the Option, determined in accordance with section 5.3.

                  Section 2.15    Fair Market Value means, with respect to a
                                  -----------------
Share on a specified date:

                  (a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

                  (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

                  (c) if sections 2.15(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

                  Section 2.16    Family Member means the spouse, parent,
                                  -------------
child or sibling of an Eligible Director or Eligible Employee.

                  Section 2.17    FDIC Regulations means the rules and
                                  ----------------
regulations of the Federal Deposit Insurance Corporation.

                  Section 2.18    Incentive Stock Option means a right to
                                  ----------------------
purchase Shares that is granted to Eligible Employees pursuant to section 5.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of section 422 of the Code.

                  Section 2.19    Non-Profit Organization means any
                                  -----------------------
organization which is exempt from federal income tax under section 501(c)(3),
(4), (5), (6), (7), (8) or (10) of the Internal Revenue Code.

                  Section 2.20    Non-Qualified Stock Option means a right to
                                  --------------------------
purchase Shares that is either (a) granted to an Eligible Director or (b) granted to an Eligible Employee and either (i) is not designated by the Committee to be an Incentive Stock Option, or (ii) does not satisfy the requirements of section 422 of the Code.

                  Section 2.21    Option means either an Incentive Stock
                                  ------
Option or a Non-Qualified Stock Option.

                  Section 2.22    Option Period means the period during which
                                  -------------
an Option may be exercised, determined in accordance with section 5.4.

                  Section 2.23    Person means an individual, a corporation, a
                                  ------
bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

                  Section 2.24    Plan means the Charter Financial Corporation
                                  ----
2001 Stock Option Plan, as amended from time to time.

                  Section 2.25    Retirement means with respect to an Eligible
                                  ---------
Employee, termination of all service for all Employers as an employee at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Bank, whether or not the individual in question actually participates in any such tax-qualified plan of the Bank, and in the case of an Eligible Director, termination of all service for all Employers as a voting member of the Employer's board of directors after the attainment of the latest age at which the Eligible Director is eligible for election or appointment as a voting member of the Employer's board of directors under the Employer's charter.

                  Section 2.26    Share means a share of Common Stock, par
                                  -----
value $.01 share, of Charter Financial Corporation.

                  Section 2.27    Termination for Cause means termination of
                                  ---------------------
service or removal from office with the Employer upon the occurrence of any of the following: (a) the individual intentionally engages in dishonest conduct in connection with his performance of services for the Employer resulting in his conviction of a felony; (b) the individual is convicted of, or pleads guilty or nolo contendere to, a felony or any crime involving moral turpitude;
(c) the individual breaches his fiduciary duties to the Employer for personal profit; or (d) the individual willfully breaches or violates any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his performance of services for the Employer.

                                   ARTICLE III

                                AVAILABLE SHARES
                                ----------------

                  Section 3.1     Available Shares.
                                  ----------------

                  (a) The maximum aggregate number of Shares with respect to which Options may be granted at any time shall be equal to the excess of:

                          (i) 2% of the total number of Shares issued in the Reorganization; over

                          (ii)    the sum of:

                                  (A)     the number of Shares with respect to
                          which previously granted Options may then or may in the future be exercised; plus

                                  (B)     the number of Shares with respect to
                          which previously granted Options have been exercised;

subject to adjustment pursuant to section 7.3.

                  (b) Options to purchase an aggregate maximum of 0.6% of the total number of Shares issued in the Reorganization (subject to adjustment pursuant to section 7.3) may be granted to Eligible Directors, and Options to purchase a maximum of 0.1% of the total number of Shares issued in the Reorganization (subject to adjustment pursuant to section 7.3) may be granted to any one Eligible Director.

                  (c) Options to purchase a maximum of 0.5% of the total number of Shares issued in the Reorganization (subject to adjustment pursuant to section 7.3) may be granted to any one Eligible Employee.

                  (d) For purposes of this section 3.1, an Option shall not be considered as having been exercised to the extent that such Option terminates by reason other than the purchase of related Shares; provided, however, that for purposes of meeting the requirements of section 162(m) of the Code, no Eligible Employee who is a covered employee (within the meaning of section 162(m) of the Code) shall receive grants of Options for an aggregate number of Shares that is in excess of the amount specified for him under this section 3.1, computed as if any Option which is canceled or forfeited reduced the maximum number of Shares.

                                   ARTICLE IV
                                   ----------

                                 ADMINISTRATION
                                 --------------

                  Section 4.1     Committee.
                                  ---------

                  The Plan shall be administered by the members of the Compensation Committee of Charter Financial Corporation who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

                  Section 4.2     Committee Action.
                                  ----------------

                  The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

                  Section 4.3     Committee Responsibilities.
                                  --------------------------

                  Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

                  (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Options, if any, to be granted, and the terms and conditions thereof;

                  (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

                  (c) to take any other action not inconsistent with the rovisions of the Plan that it may deem necessary or appropriate.

                                    ARTICLE V
                                    ---------

                               STOCK OPTION GRANTS
                               -------------------

                  Section 5.1     Grant of Options.
                                  ----------------

                  (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Employee or an Eligible Director an Option to purchase Shares. An Option for Eligible Employees must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option. An Option for an Eligible Director shall be a Non-Qualified Stock Option.

                  (b) Any Option granted under this section 5.1 shall be evidenced by a written agreement which shall:

                  (i) specify the number of Shares covered by the Option determined in accordance with section 5.2;

                  (ii) specify the Exercise Price, determined in accordance with section 5.3, for the Shares subject to the Option;

                  (iii) specify the Option Period determined in accordance with section 5.4;

                  (iv) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

                  (v) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Employee or an Eligible Director.

                  Section 5.2    Size of Option.
                                 --------------

                  Subject to section 3.1 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee or Eligible Director may be granted Options shall be determined by the Committee, in its discretion.

                  Section 5.3     Exercise Price.
                                  --------------

                  The price per Share at which an Option granted to an Eligible Employee or Eligible Director shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

                  Section 5.4     Option Period.
                                  -------------

                  Subject to section 5.5, the Option Period during which an Option granted to an Eligible Employee may be exercised shall commence on the date specified by the Committee in the Option agreement and shall expire on the date specified in the Option agreement or, if no date is specified, on the earliest of:

                  (a)     in the case of an Option granted to an Eligible
         Employee:

                          (i) the close of business on the last day of the three-month period commencing on the date of the Eligible Employee's termination of employment with the Employer, other than on account of death or Disability, Retirement or a Termination for Cause;

                          (ii) the close of business on the last day of the one-year period commencing on the date of the Eligible Employee's termination of employment due to death, Disability or Retirement;

                          (iii) the date and time when the Eligible Employee ceases to be an employee of the Employer due to a Termination for Cause; and

                          (iv)    the last day of the ten-year period
                  commencing on the date on which the Option was granted; and

                  (b)     in the case of an Option granted to an Eligible
          Director:

                          (i) removal for cause in accordance with the Employer's bylaws, or Termination for Cause; or

                          (ii)    the last day of the ten-year period
                  commencing on the date on which the Option was granted.

                  Section 5.5     Required Regulatory Provisions.
                                  ------------------------------

                  Notwithstanding anything contained herein to the contrary:

                  (a) no Option shall be granted to an Eligible Employee or Eligible Director under the Plan prior to the later of (i) six months after the date of the Reorganization or (ii) the approval of the Plan by shareholders in accordance with section 8.10;

                  (b) each Option granted to an Eligible Employee or Eligible Director shall become exercisable no more rapidly than as follows:

                          (i) prior to the first anniversary of the Effective Date, an Option shall not be exercisable;

                          (ii) on and after the first anniversary, but prior to the second anniversary, of the Effective Date, an Option may be exercised as to a maximum of twenty percent (20%) of the Shares subject to the Option when granted;

                          (iii) on and after the second anniversary, but prior to the third anniversary, of the Effective Date, an Option may be exercised as to a maximum of forty percent (40%) of the Shares subject to the Option when granted, including in such forty percent (40%) any optioned Shares purchased prior to such second anniversary;

                          (iv) on and after the third anniversary, but prior to the fourth anniversary, of the Effective Date, an Option may be exercised as to a maximum of sixty percent (60%) of the Shares subject to the Option when granted, including in such sixty percent (60%) any optioned Shares purchased prior to such third anniversary;

                          (v) on and after the fourth anniversary, but prior to the fifth anniversary, of the Effective Date, an Option may be exercised as to a maximum of eighty percent (80%) of the Shares subject to the Option when granted, including in such eighty percent (80%) any optioned Shares purchased prior to such fourth anniversary; and

                          (vi) on and after the fifth anniversary of the Effective Date and for the remainder of the Option Period, an Option may be exercised as to the entire number of optioned Shares not theretofore purchased;

         provided, however, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death or Disability while in the service of an Employer.

                  (c) The Option Period of any Option granted hereunder, whether or not previously vested, shall be suspended as of the time and date at which the Option holder has received notice from the Board that his or her employment is subject to a possible Termination for Cause, or in the case of an Eligible Director, removal for cause in accordance with the Employer's by-laws. Such suspension shall remain in effect until the Option holder receives official notice from the Board that he or she has been cleared of any possible Termination for Cause, or in the case of an Eligible Director, removal for cause, at which time, the original Exercise Period shall be reinstated without any adjustment for the intervening suspended period. In the event that the Option Period under section 5.4 expires during such suspension, the Company shall pay to the Eligible Employee, within 30 days after his reinstatement as an employee of the Company, damages equal to the value of the expired Options (based on the Fair Market Value of a Share as of the expiration of the Option Period less the Exercise Price of such Options).

                  (d) No Option granted to an Eligible Employee or Eligible Director hereunder, whether or not previously vested, shall be exercised after the time and date at which the Option holder's services with the Employer are terminated in a Termination for Cause, or, in the case of an Eligible Director, removal for cause in accordance with the Employer's by-laws.

                  Section 5.6     Additional Restrictions on Incentive Stock
                                  ------------------------------------------
                                  Options.
                                  -------

                  An Option granted to an Eligible Employee designated by the Committee to be an Incentive Stock Option shall be subject to the following limitations:

                  (a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first be come available for purchase during such calendar year, and (ii) equals the Fair
         Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

                  (b) The Exercise Price of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

                  (c) The Option Period of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall expire no later than the fifth anniversary of the date on which the Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an Option Period that does not satisfy this requirement, the designated Option Period shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

                  (d) An Incentive Stock Option that is exercised during its designated Option Period but more than:

                           (i) three (3) months after the termination of employment with the Company, a parent or a subsidiary (other than on account of disability within the meaning of section 22(e)(3) of the Code or death) of the Eligible Employee to whom it was granted; and

                           (ii) one (1) year after such individual's termination of employment with the Company, a parent or a subsidiary due to disability (within the meaning of section 22(e)(3) of the Code) or death;

         may be exercised in accordance with the terms but shall at the time of exercise be treated as a Non-Qualified Stock Option; and

                  (e) Except with the prior written approval of the Committee, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of (i) the second anniversary of the date on which the Incentive Stock Option was granted, or (ii) the first anniversary of the date on which the Shares were acquired.

                                   ARTICLE VI
                                   ----------

                               OPTIONS--IN GENERAL
                               -------------------

                  Section 6.1       Method of Exercise.
                                    ------------------

                  (a) Subject to the limitations of the Plan and the Option agreement, an Option holder may, at any time during the Option Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option holder shall exercise an Option to purchase Shares by:

                  (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;

                  (ii) delivering to the Committee full payment, consistent with section 6.1(b), for the Shares as to which the Option is to be exercised; and

                  (iii) satisfying such other conditions as may be prescribed in the Option agreement.

                  (b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent permitted by the Committee, by one or more of the following: (i) in the form of Shares already owned by the Option holder having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate
Exercise Price to be paid; (ii) by requesting the Company to cancel without payment Options outstanding to such Person for that number of Shares whose aggregate Fair Market Value on the date of exercise, when reduced by their aggregate Exercise Price, equals the aggregate Exercise Price of the Options being exercised; or (iii) by a combination thereof. Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

                  (c) When the requirements of section 6.1(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 7.3.

                  Section 6.2       Limitations on Options.
                                    ----------------------

                  (a) An Option by its terms shall not be transferable by the Option holder other than to Family Members or Non-Profit Organizations or by will or by the laws of descent and distribution and shall be exercisable, during the lifetime of the Option holder, only by the Option holder, a Family Member or a Non-Profit Organization. Any such transfer shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and shall be recognized only if such notice is received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Option, all of the rights, privileges and obligations which would attach thereunder to the transferor if the Option were issued to such transferor. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend on the life, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically described herein. Notwithstanding the foregoing, an Incentive Stock Option is not transferable by an Eligible Employee other than by will or the laws of descent and distribution, and is exercisable, during his lifetime, solely by him.

                  (b) The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

                                   ARTICLE VII
                                   -----------

                            AMENDMENT AND TERMINATION
                            -------------------------

                  Section 7.1       Termination.
                                    -----------

                  The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option agreements evidencing such Options.

                  Section 7.2       Amendment.
                                    ---------

                  The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with section 162(m) of the Code, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.

                  Section 7.3       Adjustments in the Event of a Business
                                    --------------------------------------
                                    Reorganization.
                                    --------------

                  (a) In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a holder of record of Shares, the number of Shares covered by each outstanding Option and the number of Shares available to any individual or group of individuals pursuant to section 3.1 shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a Person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price of the Options shall be adjusted by dividing the Exercise Price by such number of Shares; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

                  (b) In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, any Options granted under the Plan which remain outstanding shall be converted into options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate exercise price and the value exchanged for outstanding Shares in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger;

provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per optioned Share equal to the excess (if any) of the value exchanged for an outstanding Share in such merger, consolidation or other business reorganization over the Exercise Price of the Option being canceled.

                                  ARTICLE VIII
                                  ------------

                                  MISCELLANEOUS
                                  -------------

                  Section 8.1       Status as an Employee Benefit Plan.
                                    ----------------------------------

                  This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory require ments of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

                  Section 8.2       No Right to Continued Employment.
                                    --------------------------------

                  Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to a continuation of his or her position as a director or employee of the Company. The Employers reserve the right to remove any Eligible Director or dismiss any Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

                  Section 8.3       Construction of Language.
                                    ------------------------

                  Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

                  Section 8.4       Governing Law.
                                    -------------

                  The Plan shall be construed, administered and enforced according to the laws of the State of Georgia without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The Plan shall be construed to comply with applicable OTS Regulations.

                  Section 8.5       Headings.
                                    --------

                  The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

                  Section 8.6       Non-Alienation of Benefits.
                                    --------------------------

                  The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

                  Section 8.7       Taxes.
                                    -----

                  The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld under applicable law.

                  Section 8.8       Notices.
                                    -------

                  Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

                  (a)      If to the Committee:

                           Charter Financial Corporation
                           600 Third Avenue
                           West Point, GA  31833

                           Attention:       Corporate Secretary
                                            -------------------

                  (b) If to an Option holder, to the Option holder's address as shown in the Employer's records.

                  Section 8.9       Required Regulatory Provisions.
                                    ------------------------------

                  The grant and settlement of Options under this Plan shall be conditioned upon and subject to compliance with section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

                  Section 8.10      Approval of Shareholders.
                                    ------------------------

                  The Plan shall not be effective prior to its approval by a majority of the total votes cast by purchasers (other than First Charter, MHC) in the stock offering conducted in conjunction with the Reorganization who become holders of Shares. If not effective due to the vote of purchasers in the Reorganization, the Plan shall be effective upon the date of its approval by a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company. If not effective prior to the one year anniversary of the date of the Reorganization, the Plan shall be effective on such later date as is specified by the Board. No Option shall be granted prior to the date on which the Plan becomes effective nor shall any Option be granted within six months of the date of the Reorganization.

                                   ARTICLE IX
                                   ----------

          ADDITIONAL PROVISIONS SUBJECT TO FURTHER SHAREHOLDER APPROVAL
          -------------------------------------------------------------

                  Section 9.1       Accelerated Vesting Upon Retirement or
                                    --------------------------------------
                                    Change of Control.
                                    -----------------

                  Notwithstanding anything in the Plan to the contrary, but subject to section 9.3: (a) in the event that any Eligible Employee terminates service as an Employee of all Employers, or in the event that an Eligible Director terminates service as a voting member of all Employers' boards of directors, and such termination constitutes a Retirement, all Options outstanding to such holder on the date of his Retirement shall, to the extent not already exercisable, become exercisable upon Retirement, and (b) in the event of a Change of Control, all Options outstanding under the Plan on the date of the Change of Control shall, to the extent not already exercisable, become exerciable on the date of the Change of Control.

                  Section 9.2       Discretion to Establish Vesting Schedules.
                                    -----------------------------------------

                  Notwithstanding anything in the Plan to the contrary, but subject to section 9.3, section 5.5(b) shall apply in determining the exercisability of Options granted to Eligible Employees or Eligible Directors only if no different vesting schedule is established by the Committee and specified in the agreement evidencing an outstanding Option.

                  Section 9.3       No Effect Prior to Shareholder Approval.
                                    ---------------------------------------

                  Notwithstanding anything contained in this Article IX to the contrary, the provisions of this Article IX shall not be applied, and shall be of no force or effect, unless and until the shareholders of the Company shall have approved such provisions by affirmative vote of the holders of a majority of the Shares represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held after the one year anniversary of the date of the Reorganization.

                                                                     Appendix C
                                                                     ----------

                          CHARTER FINANCIAL CORPORATION

                       2001 RECOGNITION AND RETENTION PLAN

                         ------------------------------

                         Effective as of April 24, 2002

                                TABLE OF CONTENTS                           Page
                                                                            ----
                                    ARTICLE I

                                     PURPOSE

Section 1.1       General Purpose of the Plan................................C-5

                                    ARTICLE II

                                   DEFINITIONS

Section 2.1       Award......................................................C-5
Section 2.2       Award Notice...............................................C-5
Section 2.3       Bank.......................................................C-5
Section 2.4       Beneficiary................................................C-5
Section 2.5       Board......................................................C-5
Section 2.6       Change of Control..........................................C-6
Section 2.7       Code.......................................................C-7
Section 2.8       Committee..................................................C-7
Section 2.9       Company....................................................C-7
Section 2.10      Disability.................................................C-7
Section 2.11      Disinterested Board Member.................................C-7
Section 2.12      Effective Date.............................................C-8
Section 2.13      Eligible Director..........................................C-8
Section 2.14      Eligible Employee..........................................C-8
Section 2.15      Employer...................................................C-8
Section 2.16      Exchange Act...............................................C-8
Section 2.17      FDIC Regulations...........................................C-8
Section 2.18      Fund.......................................................C-8
Section 2.19      Funding Agent..............................................C-8
Section 2.20      Funding Agreement..........................................C-8
Section 2.21      Person.....................................................C-9
Section 2.22      Plan.......................................................C-9
Section 2.23      Retirement.................................................C-9
Section 2.24      Share......................................................C-9

                                    ARTICLE III

                           SHARES AVAILABLE UNDER PLAN

Section 3.1       Shares Available Under Plan................................C-9

                                 TABLE OF CONTENTS                          Page
                                                                            ----
                                    ARTICLE IV

                                  ADMINISTRATION

Section 4.1       Committee.................................................C-10
Section 4.2       Committee Action..........................................C-10
Section 4.3       Committee Responsibilities................................C-10

                                    ARTICLE V

                                    THE FUND

Section 5.1       Contributions.............................................C-11
Section 5.2       The Fund..................................................C-11
Section 5.3       Investments...............................................C-11

                                    ARTICLE VI

                                     AWARDS

Section 6.1       To Eligible Directors.....................................C-11
Section 6.2       To Eligible Employees.....................................C-12
Section 6.3       Awards in General.........................................C-12
Section 6.4       Share Allocations.........................................C-12
Section 6.5       Dividend Rights...........................................C-12
Section 6.6       Voting Rights.............................................C-13
Section 6.7       Tender Offers.............................................C-13
Section 6.8       Limitations on Awards.....................................C-14

                                    ARTICLE VII

                                     VESTING

Section 7.1       Vesting of Awards.........................................C-15
Section 7.2       Designation of Beneficiary................................C-15
Section 7.3       Manner of Distribution....................................C-15
Section 7.4       Taxes.....................................................C-16

                                  TABLE OF CONTENTS                         Page
                                                                            ----
                                    ARTICLE VIII

                              AMENDMENT AND TERMINATION

Section 8.1       Termination...............................................C-17
Section 8.2       Amendment.................................................C-17
Section 8.3       Adjustments in the Event of a Business Reorganization.....C-17

                                    ARTICLE IX

                                  MISCELLANEOUS

Section 9.1       Status as an Employee Benefit Plan........................C-18
Section 9.2       No Right to Continued Employment..........................C-18
Section 9.3       Construction of Language..................................C-18
Section 9.4       Governing Law.............................................C-18
Section 9.5       Headings..................................................C-18
Section 9.6       Non-Alienation of Benefits................................C-19
Section 9.7       Notices...................................................C-19
Section 9.8       Required Regulatory Provisions............................C-19
Section 9.9       Approval of Shareholders..................................C-19

                                    ARTICLE X

           ADDITIONAL PROVISIONS SUBJECT TO FURTHER SHAREHOLDER APPROVAL

Section 10.1      Accelerated Vesting Upon Retirement or Change of Control..C-20
Section 10.2      Discretion to Establish Vesting Schedules.................C-20
Section 10.3      No Effect Prior to Stockholder Approval...................C-20

                          CHARTER FINANCIAL CORPORATION
                          -----------------------------
                       2001 RECOGNITION AND RETENTION PLAN
                       -----------------------------------

                                    ARTICLE I
                                    ---------

                                    PURPOSE
                                    -------

                  Section 1.1       General Purpose of the Plan.
                                    ----------------------------

                  The purpose of the Plan is to promote the growth and profitability of Charter Financial Corporation and its affiliated companies and to provide eligible directors, certain key officers and employees of Charter Financial Corporation and its affiliated companies with an incentive to achieve corporate objectives, to attract and retain directors, key officers and employees of outstanding competence and to provide such directors, officers and employees with an equity interest in Charter Financial Corporation and its affiliated companies.

                                    ARTICLE II
                                    ----------

                                    DEFINITIONS
                                    -----------

                  The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

                  Section 2.1 Award means a grant of Shares to an Eligible
                              -----
Director or Eligible Employee pursuant to section 6.1 or 6.2.

                  Section 2.2 Award Notice means, with respect to a particular
                              ------------
Award, a written instrument signed by the Company and the Awards recipient evidencing the granting of the Award and establishing the terms and conditions thereof.

                  Section 2.3 Bank means CharterBank and any successor thereto.
                              ----

                  Section 2.4 Beneficiary means the Person designated by an
                              -----------------
Eligible Director or Eligible Employee pursuant to section 7.2 to receive distribution of any Shares available for distribution to such Eligible Director or Eligible Employee, in the event such Eligible Director or Eligible Employee dies prior to receiving distribution of such Shares.

                  Section 2.5 Board means the Board of Directors of the Company.
                              -----

                  Section 2.6     Change of Control means any of the following
                                  -----------------
events:

                  (a) the consummation of a reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction following which:

                           (i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act")) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

                           (ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

                  (b) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert;

                  (c)      a complete liquidation or dissolution of the Company;

                  (d) the occurrence of any event if, immediately following such event, at least 50% of the members of the board of directors of the Company do not belong to any of the following groups:

                           (i) individuals who were members of the board of directors of the Company on the Effective Date; or

                           (ii) individuals who first became members of the board of directors of the Company after the Effective Date either:

                                    (A)     upon election to serve as a member
                           of the board of Directors of the Company by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

                                    (B)     upon election by the shareholders of
                           the Company to serve as a member of such board, but only if nominated for election by affirmative vote of three-quarters of the members of the board of directors of the Company, or of a nominating committee thereof, in office at the time of such first nomination;

                  provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the board of directors of the Company; provided, however, that this section 2.6(d) shall only apply if the Company is not majority owned by First Charter, MHC;

                  (e) approval by the stockholders of the Company of any agreement, plan or arrangement for the consummation of a transaction which, if consummated, would result in the occurrence of an event described in section 2.6(a), (b), (c) or (d); or

                  (f)      any event which would be described in section 2.6(a),
         (b), (c), (d) or (e) if the term "Bank" were substituted for the term "Company" therein.

In no event, however, shall a Change of Control be deemed to have occurred as a result of (i) any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them or
(ii) the conversion of First Charter, MHC to a stock form company and the issuance of additional Shares of the Company therewith. For purposes of this section 2.6, the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

                  Section 2.7     Code means the Internal Revenue Code of 1986
                                  ----
(including the corresponding provisions of any succeeding law).

                  Section 2.8     Committee means the Committee described in
                                  ---------
section 4.1.

                  Section 2.9     Company means Charter Financial Corporation, a
                                  -------
corporation organized and existing under the laws of the State of Georgia, and any successor thereto.

                  Section 2.10    Disability means a condition of total
                                  ----------
incapacity, mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

                  Section 2.11    Disinterested Board Member means a member of
                                  --------------------------
the Board who (a) is not a current employee of the Company or a subsidiary, (b) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director, except in an amount for which disclosure would not be required pursuant to Item 404(a) of the proxy solicitation rules of the Securities and Exchange Commission and (c) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or
(b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act.

                  Section 2.12    Effective Date means the date on which the
                                  --------------
Bank converts from a mutual bank to a stock bank (the "Reorganization") if permitted by OTS Regulations, otherwise on April 24, 2002.

                  Section 2.13    Eligible Director means a member of the board
                                  -----------------
of directors of an Employer who is not also an employee or an officer of any Employer.

                  Section 2.14    Eligible Employee means any employee whom the
                                  -----------------
Committee may determine to be a key officer or employee of an Employer and selects to receive an Award pursuant to the Plan.

                  Section 2.15    Employer means the Company, the Bank and any
                                  --------
successor thereto and, with the prior approval of the Board of Directors of the Company, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employee or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

                  Section 2.16    Exchange Act means the Securities and Exchange
                                  ------------
Act of 1934, as amended.

                  Section 2.17    FDIC Regulations means the rules and
                                  ----------------
regulations of the Federal Deposit Insurance Corporation.

                  Section 2.18    Fund means the corpus (consisting of
                                  ----
contributions paid over to the Funding Agent, and investments thereof), and all earnings, appreciations or additions thereof and thereto, held by the Funding Agent under the Funding Agreement in accordance with the Plan, less any depreciation thereof and any payments made therefrom pursuant to the Plan.

                  Section 2.19    Funding Agent means the trustee or custodian
                                  -------------
of the Fund from time to time in office. The Funding Agent shall serve as Funding Agent until it is removed or resigns from office and is replaced by a successor Funding Agent or Funding Agents appointed by Charter Financial Corporation.

                  Section 2.20    Funding Agreement means the agreement between
                                  -----------------
Charter Financial Corporation and the Funding Agent therein named or its successor pursuant to which the Fund shall be held in trust or custody.

                  Section 2.21    Person means an individual, a corporation, a
                                  ------
bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

                  Section 2.22    Plan means the Charter Financial Corporation
                                  ----
2001 Recognition and Retention Plan, as amended from time to time.

                  Section 2.23    Retirement means with respect to an Eligible
                                  ----------
Employee, termination of all service for all Employers as an employee at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Bank, whether or not the individual in question actually participates in any such tax-qualified plan of the Bank, and in the case of an Eligible Director, termination of all service for all Employers as a voting member of the Employer's board of directors after the attainment of the latest age at which the Eligible Director is eligible for election or appointment as a voting member of the Employer's board of directors under the Employer's charter.

                  Section 2.24    Share means a share of common stock of Charter
                                  -----
Financial Corporation, par value $.01 per share.

                                   ARTICLE III
                                   -----------

                           SHARES AVAILABLE UNDER PLAN
                           ---------------------------

                  Section 3.1     Shares Available Under Plan.
                                  ---------------------------
                  (a) The maximum number of Shares available for Awards under the Plan shall be 0.8% of the total number of Shares issued in the Reorganization, subject to adjustment pursuant to section 8.3.

                  (b) An aggregate maximum of 0.24% of the total number of Shares issued in the Reorganization (subject to adjustment pursuant to section 8.3) may be granted as Awards to Eligible Directors, and a maximum of 0.04% of the total number of Shares issued in the Reorganization (subject to adjustment pursuant to section 8.3) may be granted as Awards to any one Eligible Director.

                  (c) A maximum of 0.2% of the total number of Shares issued in the Reorganization (subject to adjustment pursuant to section 8.3) may be granted as Awards to any one Eligible Employee.

                                   Article IV
                                   ----------

                                 Administration
                                 --------------

                  Section 4.1 Committee.
                              ---------
                  The Plan shall be administered by the members of the Compensation Committee of Charter Financial Corporation who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

                  Section 4.2 Committee Action.
                              ----------------
                  The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

                  Section 4.3 Committee Responsibilities.
                              --------------------------
                  Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

                  (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for Awards under the Plan, the amount of Shares, if any, to be granted pursuant to an Award, and the terms and conditions of such Award;

                  (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

                  (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

                                   ARTICLE V
                                   ---------

                                   THE FUND
                                   --------

                  Section 5.1       Contributions.
                                    -------------

                  Charter Financial Corporation shall contribute, or cause to be contributed, to the Fund, from time to time, such amounts of money or property as shall be determined by the Board, in its discretion. No contributions by Eligible Directors or Eligible Employees shall be permitted.

                  Section 5.2       The Fund.
                                    --------

                  The Fund shall be held and invested under the Funding Agreement with the Funding Agent. The provisions of the Funding Agreement shall include provisions conferring powers on the Funding Agent as to investment, control and disbursement of the Trust Fund, and such other provisions not inconsistent with the Plan as may be prescribed by or under the authority of the Board. No bond or security shall be required of any Funding Agent at any time in office.

                  Section 5.3       Investments.
                                    -----------

                  The Funding Agent shall invest the Trust Fund in Shares and in such other investments as may be permitted under the Funding Agreement, including savings accounts, time or other interest bearing deposits in or other interest bearing obligations of the Company, in such proportions as shall be determined by the Committee; provided, however, that in no event shall the Fund be used to purchase more than 0.8% of the total number of Shares issued in the Reorganization (subject to adjustment pursuant to section 8.3). Notwithstanding the immediately preceding sentence, the Funding Agent may temporarily invest the Fund in short-term obligations of, or guaranteed by, the U.S. Government or an agency thereof, or the Funding Agent may retain the Trust Fund uninvested or may sell assets of the Fund to provide amounts required for purposes of the Plan.

                                   ARTICLE VI
                                   ----------

                                     AWARDS
                                     ------

                  Section 6.1       To Eligible Directors.
                                    ---------------------

                  Subject to the limitations of the Plan and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Director may be granted an Award shall be determined by the Committee in its discretion; provided, however, that in no event shall the number of Shares allocated to an Eligible Director in an Award exceed the number of Shares then held in the Fund and not allocated in connection with other Awards.

                  Section 6.2       To Eligible Employees.
                                    ---------------------

                  Subject to the limitations of the Plan and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted an Award shall be determined by the Committee in its discretion; provided, however, that in no event shall the number of Shares allocated to an Eligible Employee in an Award exceed the number of Shares then held in the Trust and not allocated in connection with other Awards.

                  Section 6.3       Awards in General.
                                    -----------------

                  Any Award shall be evidenced by an Award Notice issued by the Committee to the Eligible Director or Eligible Employee, which notice shall:

                  (a)      specify the number of Shares covered by the Award;

                  (b)      specify the date of grant of the Award;

                  (c) specify the dates on which such Shares shall become vested; and

                  (d) contain such other terms and conditions not inconsistent with the Plan as the Board or Committee may, in its discretion, prescribe.

                  Section 6.4       Share Allocations.
                                    -----------------

                  Upon the grant of an Award to an Eligible Director or Eligible Employee, the Committee shall notify the Funding Agent of the Award and of the number of Shares subject to the Award. Thereafter, until such time as the Shares subject to such Award become vested or are forfeited, the books and records of the Funding Agent shall reflect that such number of Shares have been awarded to such Award recipient.

                  Section 6.5       Dividend Rights.
                                    ---------------

                  (a) Unless the Committee determines otherwise with respect to any Award and specifies such determination in the relevant Award Notice, any cash dividends or distributions declared and paid with respect to Shares subject to the Award that are, as of the record date for such dividend, allocated to an Eligible Director or Eligible Employee in connection with such Award shall be promptly paid to and retained by such Eligible Director or Eligible Employee. Any cash dividends declared and paid with respect to Shares that are not, as of the record date for such dividend, allocated to any Eligible Director or Eligible Employee in connection with any Award shall, at the direction of the Committee, be held in the Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Funding Agent.

                  (b) Unless the Committee determines otherwise with respect to any Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid in property other than cash with respect to Shares shall be subject to the same vesting and other restrictions as the Shares to which the Award relates. Any such dividends declared and paid with respect to Shares that are not, as of the record date for such dividend, allocated to any Eligible Director or Eligible Employee in connection with any Award shall, at the direction of the Committee, be held in the Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Funding Agent or, in the case of a stock dividend, used for future Awards.

                  Section 6.6       Voting Rights.
                                    -------------

                  (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested shall have the right to exercise, or direct the exercise of, all voting rights appurtenant to unvested Shares related to such Award. Such a direction for any Shares as to which the Eligible Director or Eligible Employee is not the record owner shall be given by completing and filing, with the inspector of elections, the Funding Agent or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the voting rights appurtenant to the Shares allocated to him shall not be exercised.

                  (b) To the extent that the Fund contains Shares that are not allocated in connection with an Award, all voting rights appurtenant to such Shares shall be exercised by the Funding Agent in such manner as the Committee shall direct to reflect the voting directions given by Eligible Directors or Eligible Employees with respect to Shares allocated in connection with their Awards.

                  (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Employee who is not the record holder of the Shares relating to his or her Award all annual reports, proxy materials and other information furnished by Charter Financial Corporation, or by any proxy solicitor, to the holders of Shares.

                  Section 6.7       Tender Offers.
                                    -------------

                  (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested shall have the right to respond, or to direct the response, with respect to the Shares related to such Award, to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction for any Shares as to which the Eligible Director or Eligible Employee is not the record owner shall be given by completing and filing, with the inspector of elections, the Funding Agent or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the Shares shall not be tendered or exchanged.

                  (b) To the extent that the Fund contains Shares that are not allocated in connection with an Award, all responses to tender, exchange and other offers appurtenant to such Shares shall be given by the Funding Agent in such manner as the Committee shall direct to reflect the responses given by Eligible Directors or Eligible Employees with respect to Shares allocated in connection with their Awards.

                  (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Employee, all information furnished by the offeror to the holders of Shares.

                  Section 6.8       Limitations on Awards.
                                    ---------------------

                  (a) No Award shall be granted under the Plan prior to the later of (i) the date on which the Plan is approved by shareholders pursuant to section 9.9 or (ii) six months after the date of the Reorganization;

                  (b) No Award granted under the Plan shall become vested more rapidly than under the following schedule:

                  (i) prior to the first anniversary of the Effective Date, no part of any Award shall be vested in the absence of the death or Disability of the Award recipient;

                  (ii) on and after the first anniversary of the Effective Date and prior to the second anniversary of the Effective Date, an Award will be vested as to a maximum of twenty percent (20%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient;

                  (iii) on and after the second anniversary of the Effective Date and prior to the third anniversary of the Effective Date, an Award may be vested as to a maximum of forty percent (40%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient;

                  (iv) on and after the third anniversary of the Effective Date and prior to the fourth anniversary of the Effective Date, an Award may be vested as to a maximum of sixty percent (60%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient;

                  (v) on and after the fourth anniversary of the Effective Date and prior to the fifth anniversary of the Effective Date, an Award may be vested as to a maximum of eighty percent (80%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient; and

                  (vi) on and after the fifth anniversary of the date on which the Plan is approved by shareholders pursuant to section 9.9, the Award may be vested as to one hundred percent (100%) of the Shares subject to the Award when granted; and

                  (vii) an Award may become fully vested on the date of the Award holder's death or Disability without regard to the time expired from and after the Effective Date.

                  (c) An Award by its terms shall not be transferable by the Eligible Director or Eligible Employee other than by will or by the laws of descent and distribution, and the Shares granted pursuant to such Award and held in the Trust shall be distributable, during the lifetime of the Recipient, only to the Recipient.

                                   ARTICLE VII
                                   -----------

                                     VESTING
                                     -------

                  Section 7.1       Vesting of Awards.
                                    -----------------

                  Subject to the terms and conditions of the Plan, unless otherwise determined by the Committee and specified in the Award Notice relating to an Award, Shares subject to each Award granted to an Eligible Director or Eligible Employee under the Plan shall become vested as follows: (i) twenty percent (20%) of such Shares shall become vested twenty (20) calendar days after the end of the calendar quarter that includes the first anniversary of the date of grant; (ii) an additional twenty percent (20%) of such Shares shall become vested twenty (20) calendar days after the end of the calendar quarter that includes the second anniversary of the date of grant; (iii) an additional twenty percent (20%) of such Shares shall become vested twenty (20) calendar days after the end of the calendar quarter that includes the third anniversary of the date of grant; (iv) an additional twenty percent (20%) of such Shares shall become vested twenty (20) calendar days after the end of the calendar quarter that includes the fourth anniversary of the date of grant; (v) an additional twenty percent (20%) of such Shares shall become vested twenty (20) calendar days after the end of the calendar quarter that includes the fifth anniversary of the date of grant; and provided, further, an Award shall become 100% vested upon the Award recipient's death or Disability.

                  Section 7.2       Designation of Beneficiary.
                                    --------------------------

                  An Eligible Director or Eligible Employee who has received an Award may designate a Beneficiary to receive any undistributed Shares that are, or become, available for distribution on, or after, the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Director or Eligible Employee dies prior to the Eligible Director or Eligible Employee, or in the event that no Beneficiary has been designated, any undistributed Shares that are, or become, available for distribution on, or after, the Eligible Director's or Eligible Employee's death shall be paid to the executor or administrator of the Eligible Director's or Eligible Employee's estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

                  Section 7.3       Manner of Distribution.
                                    ----------------------

                  (a) Except as provided in section 7.3(b), as soon as practicable following the date any Shares granted pursuant to an Award become vested pursuant to sections 7.1, the Committee shall take such actions as are necessary to cause the transfer of record ownership of the Shares that have become vested from the Funding Agent to the Award holder and shall cause the Funding Agent to distribute to the Award holder all property other than Shares then being held in connection with the Shares being distributed.

                  (b) The Committee may, in its discretion, cause the transfer to an Award recipient of record ownership of the Shares subject to such Award that have not yet vested. Any such Shares shall be held in certificated form only, and the certificate therefor shall bear the following or a substantially similar legend:

                  The securities evidenced hereby are subject to the terms of an Award Notice dated [DATE] between the issuer and [NAME OF AWARD RECIPIENT] pursuant to the Charter Financial Corporation 2001 Recognition and Retention Plan, a copy of which is on file with the issuer and may be inspected at the issuer's executive offices at 600 Third Avenue, West Point, Georgia 31833. No sale, transfer, hypothecation or other disposition of these securities may be made except in compliance with the terms of such Award Notice and the terms of the Plan.

                  (c) The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Director or Eligible Employee or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

                  Section 7.4    Taxes.
                                 -----

                  The Company, the Committee or the Funding Agent shall have the right to require any person entitled to receive Shares pursuant to an Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

                                  ARTICLE VIII
                                  ------------

                            AMENDMENT AND TERMINATION
                            -------------------------

                  Section 8.1    Termination.
                                 -----------

                  The Board may suspend or terminate the Plan in whole or in part at any time by giving written notice of such suspension or termination to the Committee; provided, however, that the Plan may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of the Plan, the Funding Agent shall make distributions from the Fund in such amounts and to such persons as the Committee may direct and shall return the remaining assets of the Fund, if any, to Charter Financial Corporation.

                  Section 8.2    Amendment.
                                 ---------

                  The Board may amend or revise the Plan in whole or in part at any time; provided, however, that no such amendment or revision shall alter the stockholder approval standard set forth in Article X as a condition precedent to the effectiveness of Article X or otherwise directly or indirectly give effect to the substance of the provisions of Article X without compliance with the stockholder approval requirement set forth therein.

                  Section 8.3    Adjustments in the Event of a Business
                                 --------------------------------------
                                 Reorganization.
                                 --------------

                  (a) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which Charter Financial Corporation is the sur viving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each person who is then a holder of record of Shares, the number of Shares held or permitted to be held in the Fund, the number of Shares covered by outstanding Awards, and the number of Shares available as Awards in total or to particular individuals or groups shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a person who, immediately prior to such event, was the holder of record of one Share, unless the Committee, in its discretion, establishes another appropriate method of adjustment.

                  (b) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which Charter Financial Corporation is not the surviving entity, the Funding Agent shall hold in the Fund any money, stock, securities or other property received by holders of record of Shares in connection with such merger, consolidation, or other business reorganization. Any Award with respect to which Shares had been allocated to an Eligible Director or Eligible Employee shall be adjusted by allocating to the Eligible Director or Eligible Employee receiving such Award the amount of money, stock, securities or other property received by the Funding Agent for the Shares allocated to such Eligible Director or Eligible Employee, and such money, stock, securities or other property shall be subject to the same terms and conditions of the Award that applied to the Shares for which it has been exchanged.

                                   ARTICLE IX
                                   ----------

                                  MISCELLANEOUS
                                  -------------

                  Section 9.1    Status as an Employee Benefit Plan.
                                 ----------------------------------

                  This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

                  Section 9.2    No Right to Continued Employment.
                                 --------------------------------

                  Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to continue in the service of any Employer. The Employers reserve the right to dismiss any Eligible Director or Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

                  Section 9.3    Construction of Language.
                                 ------------------------

                  Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

                  Section 9.4    Governing Law.
                                 -------------

                  The Plan shall be construed and enforced in accordance with the laws of the State of Georgia without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal laws of the United States of America. The Plan shall be construed to comply with applicable OTS Regulations.

                  Section 9.5    Headings.
                                 --------

                  The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

                  Section 9.6    Non-Alienation of Benefits.
                                 --------------------------

                  The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts; provided, however, that any recipient of an Award who makes an election pursuant to section 83(b) of the Code to include the value of the Shares subject to such Award in gross income for federal income purposes when granted rather than when vested shall have the right to margin such Shares to finance the payment of taxes. Any Shares so margined shall nevertheless remain subject to the forfeiture provisions and other terms and conditions of the Award.

                  Section 9.7    Notices.
                                 -------

                  Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is personally delivered or 5 days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other:

                  (a)      If to the Committee:

                           Charter Financial Corporation
                           600 Third Avenue
                           West Point, Georgia 31833

                           Attention:    Corporate Secretary
                                         -------------------

                  (b) If to an Eligible Director or Eligible Employee, to the Eligible Director's or Eligible Employee's address as shown in the Employer's records.

                  Section 9.8    Required Regulatory Provisions.
                                 ------------------------------

                  The making and payment of Awards under this Plan shall be conditioned upon and subject to compliance with section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

                  Section 9.9    Approval of Shareholders.
                                 ------------------------

                  The Plan shall not be effective prior to its approval by a majority of the total votes cast by purchasers (other than First Charter, MHC) in the stock offering conducted in conjunction with the Reorganization who become holders of Shares. If not effective due to the vote of purchasers in the Reorganization, the Plan shall be effective upon the date of its approval by a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company. If not effective prior to the one year anniversary of the date of the Reorganization, the Plan shall be effective on such later date as is specified by the Board. No Award shall be made prior to the date on which the Plan becomes effective nor shall any Award be granted within six months of the date of the Reorganization.

                                   ARTICLE X
                                   ---------

         ADDITIONAL PROVISIONS SUBJECT TO FURTHER SHAREHOLDER APPROVAL
         -------------------------------------------------------------

                  Section 10.1    Accelerated Vesting Upon Retirement or Change
                                  ---------------------------------------------
                                  of Control.
                                  ----------

                  Notwithstanding anything in the Plan to the contrary but subject to section 10.3, unless otherwise determined by the Committee and specified in the Award Notice relating to an Award: (a) in the event that any Eligible Employee terminates service as an Employee of all Employers, or in the event that an Eligible Director terminates service as a voting member of all Employers' boards of directors, and such termination constitutes a Retirement, all Awards outstanding to such holder on the date of his Retirement shall, to the extent not already vested, become vested upon Retirement; and (b) in the event of a Change of Control, all Awards outstanding under the Plan on the date of the Change of Control shall, to the extent not already vested, become vested on the date of the Change of Control.

                  Section 10.2    Discretion to Establish Vesting Schedules.
                                  -----------------------------------------

                  Notwithstanding anything in the Plan to the contrary, but subject to section 10.3, section 7.1 shall apply in determining the vesting of Awards only if no different vesting schedule is established by the Committee and specified in the Award Notice.

                  Section 10.3    No Effect Prior to Stockholder Approval.
                                  ---------------------------------------

                  Notwithstanding anything contained in this Article X to the contrary, the provisions of this Article X shall not be applied, and shall be of no force or effect, unless and until the shareholders of the Company shall have approved such provisions by affirmative vote of the holders of a majority of the Shares represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held after the one year anniversary of the date of the Reorganization.

Charter Financial Corporation                                 REVOCABLE PROXY

               This Proxy is solicited on behalf of the Board of
                 Directors of Charter Financial Corporation for
                the Annual Meeting of Stockholders to be held on
                                April 24, 2002.

     The undersigned stockholder of Charter Financial Corporation hereby appoints John W. Johnson, Jr. and Thomas M. Lane, each of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Charter Financial Corporation held of record by the undersigned on February 28, 2002, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 2:00 p.m., Eastern Time, on April 24, 2002, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of the Annual Meeting of Stockholders and Proxy Statement, dated March 22, 2002 and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR the election of all nominees listed in Item 1 and FOR the proposals listed in Items 2, 3 and 4.

                    PLEASE MARK, SIGN AND DATE THIS PROXY ON
                         THE REVERSE SIDE AND RETURN IT
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

The Board of Directors unanimously recommends a vote "FOR" all of the nominees          I Will Attend Annual Meeting.           [ ]
named in Item 1 and a vote "FOR" each of the proposals in Items 2, 3 and 4.
                                                                                        Please Mark Your Choice Like This
                                                                                        in Blue or Black Ink.                   [X]
-----------------------------------------------------------------------------------------------------------------------------------


     1.   Election of three directors for terms of three years each. Nominees: Robert L. Johnson, David Z. Cauble, III and R. Terry
          Taunton.

                    For              Withhold
                    [ ]                [ ]
-----------------------------------------------------------------------------------------------------------------------------------

          Instruction: TO WITHHOLD AUTHORITY to vote for any individual nominee, write that nominee's name in the space provided:

                    __________________________________________________
-----------------------------------------------------------------------------------------------------------------------------------

     2.   Approval of the proposed Charter Financial Corporation 2001 Stock Option Plan.

                    For              Against           Abstain
                    [ ]                [ ]                [ ]
-----------------------------------------------------------------------------------------------------------------------------------

     3.   Approval of the proposed Charter Financial Corporation 2001 Recognition and Retention Plan.

                    For              Against           Abstain
                    [ ]                [ ]                [ ]
-----------------------------------------------------------------------------------------------------------------------------------

     4.   Ratification of appointment of KPMG LLP as the independent public accountants for the Company for the fiscal year ending
          September 30, 2002.

                    For              Against           Abstain
                    [ ]                [ ]                [ ]
-----------------------------------------------------------------------------------------------------------------------------------

                                                                The undersigned hereby acknowledges receipt of the Notice of Annual
                                                                Meeting of Stockholders and the Proxy Statement for the Annual
                                                                Meeting dated March 22, 2002.

                                                                ____________________________________________________________________

                                                                ____________________________________________________________________
                                                                Signature(s)

                                                                Dated:________________________________________________________, 2002

                                                                Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title.
                                                                Corporate or partnership proxies should be signed by an authorized officer.